   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 26, 1996.


                                                      REGISTRATION NOS. 33-49358
                                                                        811-6724
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                                 /X/
      POST-EFFECTIVE AMENDMENT NO. 6                                   /X/
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                         /X/
      AMENDMENT NO. 8                                                  /X/


                          VAN KAMPEN AMERICAN CAPITAL
                        U.S. GOVERNMENT TRUST FOR INCOME
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                   2800 POST OAK BLVD., HOUSTON, TEXAS 77056
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (713) 993-0500

                             RONALD A. NYBERG, ESQ.
            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                       VAN KAMPEN AMERICAN CAPITAL, INC.
                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                             ---------------------
                                    Copy to:

                            GEORGE M. BARTLETT, ESQ.
                               O'MELVENY & MYERS
                             400 SOUTH HOPE STREET
                             LOS ANGELES, CA 90071

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.
                             ---------------------
It is proposed that this filing will become effective:

     / /  immediately upon filing pursuant to paragraph (b)

     /X/  on January 30, 1996 pursuant to paragraph (b)

     / /  60 days after filing pursuant to paragraph (a)(i)
     / /  on (date) pursuant to paragraph (a)(i)
     / /  75 days after filing pursuant to paragraph (a)(ii)
     / /  on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:
     / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       DECLARATION PURSUANT TO RULE 24F-2


REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION A RULE 24F-2 NOTICE FOR ITS RECENT FISCAL YEAR ENDING SEPTEMBER 30, 1995 ON OR ABOUT NOVEMBER 28, 1995.

--------------------------------------------------------------------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933



--------------------------------------------------------------------------------------------------
                                                                  PROPOSED MAXIMUM
                                   AMOUNT     PROPOSED MAXIMUM       AGGREGATE
      TITLE OF SECURITY            BEING       OFFERING PRICE         OFFERING       AMOUNT OF
       BEING REGISTERED          REGISTERED     PER UNIT(1)           PRICE(2)    REGISTRATION FEE
--------------------------------------------------------------------------------------------------
Beneficial Interest $.01 par
  value....................... 10,378,384 shares       8.96           289,999         $100.00
--------------------------------------------------------------------------------------------------



(1) Based on the offering price of 8.96 per share on January 23, 1996.


(2) This calculation is made pursuant to Rule 24e-2 under the Investment Company Act of 1940. During the fiscal year ended September 30, 1995, 10,346,018 shares (2,204,895 Class A, 6,211,959 Class B and 1,929,164 Class C) were redeemed or repurchased. None of such redeemed or repurchased shares have been utilized for reductions prior to this time and all of such shares are being used for reduction at this time.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST FOR INCOME

                             CROSS REFERENCE SHEET

FORM N-1A ITEM
PART A                                                         PROSPECTUS CAPTION
------                                             -------------------------------------------
  1.  Cover Page.................................  Cover Page
  2.  Synopsis...................................  Shareholder Transaction Expenses; Annual
                                                   Fund Operating Expenses and Example;
                                                     Prospectus Summary
  3.  Condensed Financial Information............  Financial Highlights
  4.  General Description of Registrant..........  Investment Objective and Policies;
                                                   Investment Practices; The Fund; Description
                                                     of Shares of the Fund
  5.  Management of the Fund.....................  The Fund; Investment Practices; Investment
                                                     Advisory Services; Inside Back Cover
  6.  Capital Stock and Other Securities.........  Alternative Sales Arrangements; Shareholder
                                                     Services; Distribution Plans; The Fund;
                                                     Redemption of Shares; Distributions from
                                                     the Fund; Tax Status; Inside Back Cover
  7.  Purchase of Securities Being Offered.......  Alternative Sales Arrangements; Shareholder
                                                     Services; Distribution Plans; Purchase of
                                                     Shares
  8.  Redemption or Repurchase...................  Shareholder Services; Redemption of Shares
  9.  Legal Proceedings..........................  Inapplicable

PART B                                             STATEMENT OF ADDITIONAL INFORMATION CAPTION
------                                             -------------------------------------------

 10.  Cover Page.................................  Cover Page
 11.  Table of Contents..........................  Table of Contents
 12.  General Information and History............  General Information
 13.  Investment Objective and Policies..........  Investment Objective and Policies;
                                                   Investment Restrictions
 14.  Management of the Registrant...............  General Information; Trustees and Executive
                                                     Officers; Investment Advisory Agreement
 15.  Control Persons and Principal Holders of
        Securities...............................  Trustees and Executive Officers; Investment
                                                     Advisory Agreement; General Information
 16.  Investment Advisory and Other Services.....  Investment Advisory Agreement; Distributor;
                                                     Transfer Agent; Portfolio Transactions
                                                     and Brokerage; Other Information
 17.  Brokerage Allocation and Other Practices...  Portfolio Transactions and Brokerage
 18.  Capital Stock and Other Securities.........  Purchase and Redemption of Shares
 19.  Purchase, Redemption and Pricing of
        Securities Being Offered.................  Determination of Net Asset Value; Purchase
                                                   and Redemption of Shares; Alternative Sales
                                                     Arrangements
 20.  Tax Status.................................  Dividends, Distributions and Federal Taxes
 21.  Underwriters...............................  Distributor
 22.  Calculation of Performance Data............  Fund Performance
 23.  Financial Statements.......................  Financial Statements

PART C
------

     Information required to be included in Part C is set forth under the appropriate item in Part C of this registration statement.

--------------------------------------------------------------------------------
                          VAN KAMPEN AMERICAN CAPITAL
                        U.S. GOVERNMENT TRUST FOR INCOME
--------------------------------------------------------------------------------

    Van Kampen American Capital U.S. Government Trust for Income, formerly known as American Capital U.S. Government Trust for Income (the "Fund"), is a mutual fund whose investment objective is to seek to provide investors with a high level of current income. The Fund invests primarily in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including mortgage-related securities issued by instrumentalities of the U.S. Government. In order to hedge against changes in interest rates, the Fund may also purchase or sell options and engage in transactions involving futures contracts and options on such contracts. The Fund does not engage in an option writing program for the purpose of enhancing or supporting its monthly distribution. See "Investment Practices" for more information. There is no assurance that the Fund will achieve its investment objective.

    The Fund's investment adviser is Van Kampen American Capital Asset Management, Inc. This Prospectus sets forth certain information that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is 2800 Post Oak Blvd., Houston, Texas 77056, and its telephone number is
(800) 421-5666.
                             ---------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR STATE REGULATORS NOR HAS THE COMMISSION OR STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


    A STATEMENT OF ADDITIONAL INFORMATION, DATED JANUARY 30, 1996, CONTAINING ADDITIONAL INFORMATION ABOUT THE FUND, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND IS HEREBY INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 421-5666 OR, FOR TELECOMMUNICATIONS DEVICE FOR THE DEAF, (800) 772-8889.

                               ------------------
                         VAN KAMPEN AMERICAN CAPITAL SM
                               ------------------

                   THIS PROSPECTUS IS DATED JANUARY 30, 1996.

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------


                                                                   PAGE
                                                                   ---
Prospectus Summary...............................................    3
Shareholder Transaction Expenses.................................    6
Annual Fund Operating Expenses and Example.......................    6
Financial Highlights.............................................    8
The Fund.........................................................   10
Investment Objective and Policies................................   10
Investment Practices.............................................   17
Investment Advisory Services.....................................   22
Alternative Sales Arrangements...................................   24
Purchase of Shares...............................................   27
Shareholder Services.............................................   37
Redemption of Shares.............................................   42
Distribution Plans...............................................   46
Distributions from the Fund......................................   48
Tax Status.......................................................   49
Fund Performance.................................................   50
Description of Shares of the Fund................................   53
Additional Information...........................................   54


  NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------

THE FUND. Van Kampen American Capital U.S. Government Trust for Income (the "Fund") is a diversified open-end management investment company organized as a Delaware business trust.

MINIMUM PURCHASE. $500 minimum initial investment and $25 minimum for each subsequent investment (or less as described under "Purchase of Shares").

INVESTMENT OBJECTIVE.  The Fund seeks to provide a high level of current income.

INVESTMENT POLICY. Invests primarily in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including mortgage-related securities issued by instrumentalities of the U.S. Government. The Fund may invest in high quality debt securities issued by foreign governments and their political subdivisions, agencies and instrumentalities, certain debt securities which are not U.S. Government securities or in any non-rated debt security. The Fund may sell (write) and purchase call and put options, and may purchase and sell interest rate futures contracts and options on such contracts since such transactions are entered into for bona fide hedging purposes. The Fund may purchase or sell debt securities on a forward commitment basis and enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund may lend portfolio securities.

  ALTERNATIVE SALES ARRANGEMENTS. The Fund offers three classes of shares to the general public, each with its own sales charge structure: Class A shares, Class B shares and Class C shares. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class of shares that best suits their circumstances and objectives. See "Alternative Sales Arrangements -- Factors for Consideration." Each class of shares represents an interest in the same portfolio of investments of the Fund. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares. See "Alternative Sales Arrangements." For information on redeeming shares see "Redemption of Shares."

  Class A Shares. These shares are offered at net asset value per share plus a maximum initial sales charge of 4.75% of the offering price. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge of one percent may be imposed on certain redemptions made within one year of the purchase. The Fund pays an annual service fee of up to 0.25% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class A Shares" and "Distribution Plans."

  Class B Shares. These shares are offered at net asset value per share and are subject to a maximum contingent deferred sales charge of four percent of redemption proceeds during the first and second year, declining each year thereafter to zero after the fifth year. See "Redemption of Shares." The Fund pays a combined annual distribution fee and service fee of up to one percent of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class B Shares" and "Distribution Plans." Class B shares will convert automatically to Class A shares six years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."

  Class C Shares. These shares are offered at net asset value per share and are subject to a contingent deferred sales charge of one percent on redemptions made within one year of purchase. See "Redemption of Shares." The Fund pays a combined annual distribution fee and service fee of up to one percent of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class C Shares" and "Distribution Plans." Class C shares will convert automatically to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."

DISTRIBUTIONS FROM THE FUND. Income dividends are paid monthly; any net short-term or long-term capital gains are distributed at least annually. The Fund does not engage in an option writing program for the purpose of enhancing or supporting its monthly distribution. All dividends and distributions area automatically reinvested in shares of the Fund at net asset value per share, without sales charge, unless payment in cash is requested. A portion of the dividends and distributions paid may constitute a return of capital for federal income tax purposes. See "Distributions from the Fund."

INVESTMENT ADVISER. Van Kampen American Capital Asset Management, Inc. (the "Adviser") is the investment adviser to the Fund.

DISTRIBUTOR.  Van Kampen American Capital Distributors, Inc. (the
"Distributor").

RISK FACTORS. The market prices of debt securities, including U.S. Government securities, generally fluctuate with changes in interest rates so that the Fund's net asset value can be expected to decrease as interest rates rise. As interest rates fall, increases in the Fund's net asset value may be limited by investments in mortgage related securities and by the sale of options. Varying economic and market conditions may affect the value of, and yields on, debt securities owned by the Fund. The Fund may also purchase or sell debt securities on a forward commitment basis, purchase or sell options and engage in transactions involving interest rate futures contracts and options on such contracts, and may lend its portfolio securities. The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. Each of such activities may subject the Fund to additional risks. See "Investment Objective and Policies -- General, U.S. Government Securities and Mortgage-Related Securities," "Investment Practices -- Forward Commit-ments, Lending of Securities, Options, Futures Contracts and Related Options and Interest Rate Transactions." No assurance can be given as to the actual maturity of a mortgage-related security because the mortgage loans underlying the security may be prepaid by the obligor. Depending on market conditions, the Fund may be able to reinvest pre payments passed through to it only at a lower yielding investment rate. See "Investment Objective and Policies -- Mortgage-Related Securities." Shares of the Fund are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or by any other person or entity.

  The above is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------

                                   CLASS A       CLASS B         CLASS C
                                   SHARES        SHARES          SHARES
                                   -------  ----------------- -------------
Maximum sales charge imposed on
  purchases (as a percentage of
  offering price).................  4.75%(1)       None           None
Maximum sales charge imposed on
  reinvested dividends (as a
  percentage of offering price)...   None         None            None
Deferred sales charge (as a
  percentage of the lesser of
  original purchase price or
  redemption proceeds)............   None(2)   Year 1--4.00%  Year 1--1.00%
                                              Year 2--4.00%
                                              Year 3--3.00%
                                              Year 4--2.5 %
                                              Year 5--1.5 %
                                               After--None
Redemption fees (as a percentage
  of amount redeemed).............   None         None            None
Exchange fee......................   None         None            None


------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------


                                            CLASS A    CLASS B    CLASS C
                                            SHARES     SHARES     SHARES
                                            -------    -------    -------
Management fees (as a percentage of average
  daily net assets)........................  0.60%      0.60%      0.60%
12b-1 Fees (as a percentage of average
  daily net assets)(3).....................  0.24%      1.00%(5)   1.00%(5)
Other Expenses (as a percentage of average
  daily net assets)(4).....................  0.25%      0.25%      0.25%
Total Fund Operating Expenses (as a
  percentage of average daily net
  assets)..................................  1.09%      1.85%      1.85%


---------------

(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."



(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge of one percent may be imposed on certain redemptions made within one year of the purchase.



(3) Up to 0.25% for Class A shares and one percent for Class B and C shares. See "Distribution Plans."


(4) See "Investment Advisory Services."

(5) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by NASD Rules.

                                             ONE    THREE    FIVE    TEN
EXAMPLE:                                     YEAR   YEARS   YEARS   YEARS
                                            ------  ------  ------  ------
You would pay the following expenses on a
 $1,000 investment, assuming (i) an
 operating expense ratio of 1.09% for
 Class A shares, 1.85% for Class B shares
 and 1.85% for Class C shares, (ii) a 5%
 annual return and (iii) redemption at the
 end of each time period:
    Class A...............................   $ 58    $ 81    $105    $174
    Class B...............................   $ 60    $ 91    $118    $179*
    Class C...............................   $ 29    $ 58    $100    $217
An investor would pay the following
  expenses on the same $1,000 investment
  assuming no redemption at the end of
  each time period:
    Class A...............................   $ 58    $ 81    $105    $174
    Class B...............................   $ 19    $ 58    $100    $179*
    Class C...............................   $ 19    $ 58    $100    $217


---------------
* Based on conversion to Class A shares after six years.

  The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and are included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a five percent annual return assumption. Class B shares acquired through the exchange privilege are subject to the deferred sales charge schedule relating to the Class B shares of the fund from which the purchase of Class B shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B shares were exchanged from a fund with a higher contingent deferred sales charge. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Investment Advisory Services" and "Redemption of Shares."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected data for a share of beneficial interest outstanding throughout each of the periods indicated)


  The following information has been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the related financial statements and notes thereto included in the Statement of Additional Information.


                                                                  CLASS A                                 CLASS B
                                                  ---------------------------------------  --------------------------------------
                                                                             OCTOBER 6,                              OCTOBER 6,
                                                         YEAR ENDED            1992(1)           YEAR ENDED            1992(1)
                                                       SEPTEMBER 30,           THROUGH          SEPTEMBER 30,          THROUGH
                                                  ------------------------  SEPTEMBER 30,  -----------------------  SEPTEMBER 30,
                                                     1995          1994        1993(2)        1995         1994        1993(2)
                                                  -----------    ---------  -------------  ----------    ---------  -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..............     $8.17       $9.26        $9.43         $8.17        $9.26        $9.43
                                                    ---------    ---------    ---------    ---------     ---------    ---------
INCOME FROM INVESTMENT OPERATIONS
 Investment income................................       .72         .76          .91           .72          .76          .86
 Expenses.........................................      (.09)       (.09)        (.10)         (.15)        (.15)        (.16)
                                                    ---------    ---------    ---------    ---------     ---------    ---------
Net investment income.............................       .63         .67          .81           .57          .61          .70
Net realized and unrealized gains (losses) on
 securities.......................................       .23       (1.0085)      (.1795)        .228       (1.0205)      (.1475)
                                                    ---------    ---------    ---------    ---------     ---------    ---------
Total from investment operations..................       .86        (.3385)       .6305         .798        (.4105)       .5525
                                                    ---------    ---------    ---------    ---------     ---------    ---------
LESS DISTRIBUTIONS FROM
 Net investment income............................      (.645)      (.674)       (.8005)       (.583)       (.602)       (.7225)
 Excess of book-basis net realized gains on
   securities.....................................      (.005)      (.0775)       .--          (.005)       (.0775)       .--
                                                    ---------    ---------    ---------    ---------     ---------    ---------
Total distributions...............................      (.65)       (.7515)      (.8005)       (.588)       (.6795)      (.7225)
                                                    ---------    ---------    ---------    ---------     ---------    ---------
Net asset value, end of period....................     $8.38       $8.17        $9.26         $8.38        $8.17        $9.26
                                                    =========    =========    =========    =========     =========    =========
TOTAL RETURN(3)...................................     10.97%      (3.82%)       8.07%(4)     10.14%       (4.61%)       7.24%(4)

                                                                   CLASS C
                                                    --------------------------------------
                                                                               APRIL 12,
                                                          YEAR ENDED            1993(1)
                                                         SEPTEMBER 30,          THROUGH
                                                    -----------------------  SEPTEMBER 30,
                                                       1995         1994        1993(2)
                                                    ----------    ---------  -------------
                                                  <
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..............     $8.17        $9.25        $9.41
                                                    ---------     ---------    ---------
INCOME FROM INVESTMENT OPERATIONS
 Investment income................................       .72          .79          .41
 Expenses.........................................      (.15)        (.16)        (.08)
                                                    ---------     ---------    ---------
Net investment income.............................       .57          .63          .33
Net realized and unrealized gains (losses) on
 securities.......................................       .228       (1.0305)      (.1561)
                                                    ---------     ---------    ---------
Total from investment operations..................       .798        (.4005)       .1739
                                                    ---------     ---------    ---------
LESS DISTRIBUTIONS FROM
 Net investment income............................      (.583)       (.602)       (.3339)
 Excess of book-basis net realized gains on
   securities.....................................      (.005)       (.0775)       .--
                                                    ---------     ---------    ---------
Total distributions...............................      (.588)       (.6795)      (.3339)
                                                    ---------     ---------    ---------
Net asset value, end of period....................     $8.38        $8.17        $9.25
                                                    =========     =========    =========
TOTAL RETURN(3)...................................     10.14%       (4.51%)       2.10%


                                             (Table continued on following page)

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                                                  CLASS A                                 CLASS B
                                                    ------------------------------------    ------------------------------------
                                                                            OCTOBER 6,                              OCTOBER 6,
                                                         YEAR ENDED           1992(1)           YEAR ENDED           1992(1)
                                                        SEPTEMBER 30,         THROUGH          SEPTEMBER 30,         THROUGH
                                                    ---------------------  SEPTEMBER 30,    ---------------------  SEPTEMBER 30,
                                                      1995        1994        1993(4)         1995        1994        1993(4)
                                                    --------    ---------  -------------    --------    ---------  -------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)..............  $70.2       $75.3       $92.4           $200.2      $226.7      $242.8
Ratios to average assets (annualized)
 Expenses.........................................  1.09%       1.07%       1.07%            1.85%       1.82%       1.81%
 Expenses, without expense reimbursement..........     --          --       1.15%               --          --       1.89%
 Net investment income............................  7.67%       7.89%       8.71%            6.92%       7.11%       7.70%
 Net investment income, without expense reimburse-
ment..............................................     --          --       8.64%               --          --       7.62%
Portfolio turnover rate...........................   262%        122%        281%             262%        122%        281%

                                                                  CLASS C
                                                    ------------------------------------
                                                                             APRIL 12,
                                                         YEAR ENDED           1993(1)
                                                        SEPTEMBER 30,         THROUGH
                                                    ---------------------  SEPTEMBER 30,
                                                      1995        1994        1993(4)
                                                    --------    ---------  -------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)..............  $28.1       $37.5       $37.8
Ratios to average assets (annualized)
 Expenses.........................................  1.85%       1.82%       1.76%
 Expenses, without expense reimbursement..........     --          --       1.83%
 Net investment income............................  6.94%       7.08%       7.26%
 Net investment income, without expense reimburse-
ment..............................................     --          --       7.18%
Portfolio turnover rate...........................   262%        122%        281%


---------------
(1) Commencement of operations.

(2) Based on average month-end shares outstanding.


(3) Total return for periods of less than one full year are not annualized. Total return does not consider the effect of sales charges.


(4) Total return from November 2, 1992 (date the Fund's investment strategy was implemented) through September 30, 1993.

------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------

  The Fund is an open-end, diversified management investment company. This type of company is commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a diversified portfolio of securities by combining their resources in an effort to achieve such goals.


  The Adviser determines the investment of the Fund's assets, provides administrative services and manages the Fund's business and affairs. The Adviser together with its predecessors, has been in the investment advisory business since 1926.


------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
------------------------------------------------------------------------------

  GENERAL. The investment objective of the Fund is to seek to provide investors with a high level of current income. The Fund invests primarily in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including mortgage-related securities issued by instrumentalities of the U.S. Government. Under normal circumstances, at least 65% of the total assets of the Fund are invested in such securities and in repurchase agreements fully collateralized by U.S. Government securities. The Fund may invest up to 35% of its total assets in high quality debt securities issued by foreign governments and their political subdivisions, agencies and instrumentalities, certain debt securities which are not U.S. Government securities but which are rated at the time of purchase within the two highest grades assigned by Moody's Investors Service or Standard & Poor's Corporation or in any non-rated debt security considered by the Adviser to be of comparable quality, and supranational issues. The Fund may lend portfolio securities on a fully collateralized basis. See "Investment Practices -- Lending of Securities" herein. In order to hedge against changes in interest rates, the Fund may purchase or sell options and engage in transactions involving futures contracts and options on such contracts and Eurodollar instruments. See "Investment Practices -- Options, Futures Contracts and Related Options and Eurodollar Instruments" herein, and the Statement of Additional Information for discussion of options, futures contracts and related options. The Fund may also purchase or sell debt securities on a forward commitment basis and enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. See "Investment Practices -- Forward Commitments and Interest Rate Transactions" herein. Shares of the Fund are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or by any other person or entity. There is no assurance that the Fund's objective will be achieved.

  In general, the prices of debt securities vary inversely with interest rates. If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. In addition, for a given change in interest rates, longer-maturity debt securities fluctuate more in price (gaining or losing more in value) than shorter-maturity debt securities, and generally offer higher yields than shorter-maturity debt securities, all other factors, including credit quality, being equal. This potential for a decline in prices of debt securities due to rising interest rates is referred to herein as "market risk." While the Fund has no policy limiting the maturities of the debt securities in which it may invest, the Adviser seeks to moderate market risk by generally maintaining a portfolio duration within a range of two to six years. Duration is a measure of the expected life of a debt security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure.

  Traditionally a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "price volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration is a measure of the expected life of a debt security on a present value basis expressed in years. It measures the length of the time interval between the present and the time when the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity, and for zero coupon issues, duration and term to maturity are equal. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration.

  There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

  The Fund may purchase debt securities at a premium over the principal or face value in order to obtain higher current income. The amount of any premium declines during the term of the security to zero at maturity. Such decline generally is reflected in the market price of the security and thus in the Fund's net asset value. Any such decline is realized for accounting purposes as a capital loss at maturity or upon resale. Prior to maturity or resale, such decline in value could be offset, in whole or part, or increased by changes in the value of the security due to changes in interest rate levels.

  The principal reason for selling call or put options is to obtain, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. By selling options, the Fund reduces its potential for capital appreciation on debt securities if interest rates decline. Thus if market prices of debt securities increase, the Fund receives less total return from its optioned positions than it would have received if the options had not been sold. The purpose of selling options is intended to improve the Fund's total return and not to support or "enhance" monthly distributions. During periods when the Fund has capital loss carry forwards any capital gains generated from such transactions will be retained in the Fund. See "Investment Practices -- Options, Futures Contracts and Related Options" and "Distributions from the Fund" herein, and the Statement of Additional Information for discussion of options, futures contracts and related options.

  The purchase and sale of options may result in a high portfolio turnover rate. The Fund's turnover rate is shown in the Financial Highlights table. See "Investment Practices -- Portfolio Turnover" herein.

  The investment objective of the Fund cannot be changed without shareholder approval; however, the investment policies set forth in this section of the Prospectus may be changed by the Trustees of the Fund without shareholder approval.

  U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), [including the principal components or the interest components issued by the U.S. Government under the Separate Trading of Registered Interest and Principal of Securities program (i.e., "STRIPS")] all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. Government and some of which are backed only by the credit of the issuer itself (as described below).

  U.S. Government securities include obligations issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly-owned corporate instrumentality of the United States whose securities and guarantees are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately-owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States. The securities and guarantees of FNMA and FHLMC are not backed, directly or indirectly, by the full faith and credit of the United States. Although the Secretary of the Treasury of the United States has discretionary authority to lend FNMA up to $2.25 billion outstanding at any time, neither the United States nor any agency thereof is obligated to finance FNMA's or FHLMC's operations or to assist FNMA or FHLMC in any other manner. Securities of GNMA, FNMA and FHLMC may include, but are not limited to, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") which are described below under "Mortgage-Related Securities."

  MORTGAGE-RELATED SECURITIES. Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools, which are issued by private entities. Interests in such pools are what this Prospectus calls "Private Mortgage-Related Securities." Interests in pools of mortgage loans are also issued or guaranteed by an agency or instrumentality of the U.S. Government ("Government Mortgage-Related Securities").

  Both Private and Government Mortgage-Related Securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, some of the Fund's higher yielding securities might be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Fund of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

  The Fund may invest in private mortgage pass-through securities ("Private Pass-Throughs") which are structured similarly to the GNMA, FNMA, and FHLMC mortgage-related securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans. The Fund intends to invest in such debt securities only if they are rated at the time of purchase in the two highest grades by a nationally-recognized rating agency or in any non-rated debt security considered by the Adviser to be of comparable quality.

  CMOs are debt obligations collateralized by Mortgage-Related Securities or by whole loans. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. An issuer of CMOs may elect to be treated, for federal income tax purposes, as a REMIC. An issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

  CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. The Fund will treat such privately issued securities as U.S. Government securities only if they are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund intends to invest in privately issued CMOs and REMICs only if they are rated at the time of purchase in the two highest grades by a nationally-recognized rating agency.

  ZERO COUPON AND OTHER STRIPPED SECURITIES. The Fund may also invest in the interest only or principal only components of debt securities described above. This includes "zero coupon" Treasury securities and stripped securities.

  The Fund may invest in "zero coupon" Treasury securities which are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A "zero coupon" security pays no interest in cash to its holder during its life although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

  Currently the principal U.S. Treasury security issued without coupons is the Treasury bill. The Treasury has also recently made wire transferable "zero coupon" Treasury securities available. However, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). Such custodial receipts or certificates are not considered by the Fund to be U.S. Government securities.

  "Zero coupon" Treasury securities do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, "zero coupon" securities eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder (such as the Fund) of a "zero coupon" security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year. For additional discussion of the tax treatment of "zero coupon" Treasury securities, see "Distributions from the Fund."

  Stripped Mortgage-Related Securities (hereinafter referred to as "Stripped Mortgage Securities") are derivative multiclass mortgage securities. Stripped Mortgage Securities may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

  Stripped Mortgage Securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage Securities will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated AAA or Aaa. Holders of PO securities are not entitled to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of such securities accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the certificate during the year. Such securities may involve greater risk than securities issued directly by the U.S. Government, its agencies or instrumentalities.

  Although the market for government-issued IO and PO securities backed by fixed-rate mortgages is increasingly liquid, certain of such securities may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The Trustees of the Fund will establish guidelines and standards for determining whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid. Generally, such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share. Stripped Mortgage Securities, other than government-issued IO and PO securities backed by fixed-rate mortgages, are presently considered by the staff of the SEC to be illiquid securities and thus subject to the Fund's limitation on investment in illiquid securities.

  OTHER SECURITIES. The Fund may invest in high quality debt obligations of supranational lending entities organized or supported by several national governments. Such supranational entities in which the Fund may invest include the following: International Bank for Reconstruction and Development (World
Bank), established to promote reconstruction and economic development in its member nations; European Coal and Steel Community, a partnership of 12 European countries created to establish a common market for coal and steel and to further the economic development of its member countries; European Investment Bank, established to finance investment projects that contribute to the balanced development of the European Economic Community; European Bank for Reconstruction & Development, whose objectives are to foster the transition toward open market economies and to promote private and entrepreneurial initiative in countries of central and eastern Europe; Inter-American Development Bank, established to further the development of its Latin American member countries; African Development Bank, established to contribute to the economic development and social progress of its African member countries; Asian Development Bank, established to promote economic growth and cooperation in Asia and the Far East.

  The Fund may also invest in U.S. dollar denominated debt issues of foreign governments, their agencies and instrumentalities, and other foreign issuers.

  The Adviser believes that in many instances such foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities. Such securities may be subject to foreign government taxes which would reduce the effective yield. Such securities may be less liquid than the securities of U.S. corporations, and are certainly less liquid than securities issued by the U.S. Government or its agencies.

  The above-described foreign investments involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of U.S. corporations or of the U.S. Government. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Finally, in the event of a default on any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. Such investments will be made only when the Adviser believes that higher yields justify the attendant risks.

------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------

  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with domestic banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of a default by the other party. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, exceeds 15% of the value of its net assets. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights. See the Statement of Additional Information.

  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that substantially all of the funds advised or subadvised by the Adviser would otherwise invest separately into a joint account. The cash in the joint account is then invested and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces greater efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in the SEC order obtained by the Fund authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

  FORWARD COMMITMENTS. The Fund may purchase or sell debt securities on a "when-issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price.

  The Fund may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Fund may reinvest the proceeds in another Forward Commitment. The Fund's use of Forward Commitments may increase its overall investment exposure and thus its potential for gain or loss. When engaging in Forward Commitments, the Fund relies on the other party to complete the transaction, should the other party fail to do so, the Fund might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure.

  The Fund maintains a segregated account (which is marked to market daily) of cash, U.S. Government securities or the security covered by the Forward Commitment with the Fund's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase or sell continues.

  LENDING OF SECURITIES. In order to generate additional income, the Fund may lend its portfolio securities in an amount up to 33 1/3% of total assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities not affiliated with the Adviser. The borrower at all times during the loan must maintain cash, cash equivalent or high-grade liquid debt securities as collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. There are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially.

  INTEREST RATE TRANSACTIONS. The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions as speculative investments and will not enter into interest rate swaps or sell interest rate caps or floors where it does not own or have the right to acquire the underlying securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount. Interest rate swaps, caps, floors and collars will be treated as illiquid securities and will, therefore, be subject to the Fund's investment restriction limiting investment in illiquid securities. See the Statement of Additional Information for further discussion on such interest rate transactions.

  The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or high-quality liquid debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, the Fund would maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap.

  PORTFOLIO TURNOVER. The Fund may experience a high rate of portfolio turnover, which may vary from year to year. The rate of portfolio turnover is not a limiting factor when the Adviser deems it desirable to purchase or sell securities or to engage in transactions in options, futures contracts and related options. A 100% turnover rate would occur, for example, if all the securities held by the Fund were replaced in a period of one year. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund, and may result in realization of short-term capital gains if securities are held for one year or less which may be subject to applicable income taxes. See "Distributions from the Fund." Although no assurance can be given with respect to future portfolio turnover rates, it is anticipated that the Fund's rate of portfolio turnover will not generally exceed 300%.


  USING OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS. The investment policies of the Fund permit the Fund to engage in options, futures contracts and related options.

  The Fund presently expects to utilize options, futures contracts and options thereon in several different ways, depending upon the status of a Fund's portfolio and the Adviser's expectations concerning the securities markets. See the Statement of Additional Information for discussion of options, futures contracts and related options.

  POTENTIAL RISKS OF OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS. The purchase and sale of options, futures contracts and related options involve risks different from those involved with direct investments in securities. While utilization of options, futures contracts and related options may be advantageous to the Fund, if the Adviser is not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if the Fund did not make such investments. In addition, the Fund would pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its return. The Fund may sell or purchase options in privately negotiated transactions ("OTC Options") as well as listed options. OTC Options can be closed out only by agreement with the other party to the transaction. Any OTC Options purchased by the Fund will be considered an illiquid security. Any OTC Option written by the Fund will be with a qualified dealer pursuant to an agreement under which the Fund may repurchase the option at a formula price. Such options will be considered illiquid to the extent that the formula price exceeds the intrinsic value of the option. The Fund may not invest more than 15% of its net assets in illiquid securities and repurchase agreements which have a maturity of longer than seven days.

  EURODOLLAR INSTRUMENTS. The Fund may invest in Eurodollar instruments for hedging purposes. Eurodollar instruments are essentially U.S. dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate ("LIBOR"). Eurodollar futures contracts enable purchasers to obtain a fixed-rate for the lending of funds and sellers to obtain a fixed-rate for borrowings. The Fund intends to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR to which many short-term borrowings and floating rate securities are linked. Eurodollar instruments are subject to the same limitations and risks as other futures contracts and options thereon as described above and in the Statement of Additional Information.

  PORTFOLIO TRANSACTIONS AND BROKERAGE PRACTICES. The Adviser is responsible for the placement of orders for the purchase and sale of portfolio securities for the Fund. The debt securities in which the Fund invests are traded in the over-the-counter market. Such securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the prices of the securities usually include a profit to the dealers. It is the policy of the Fund to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, the firm's risk in positioning the securities involved, and the provision of supplemental investment research by the firm. While the Fund seeks reasonably competitive dealer spreads, the Fund will not necessarily be paying the lowest spread available. Brokerage commissions are paid on transactions in listed options, futures contracts and options thereon. The Adviser is authorized to place portfolio transactions with broker-dealers participating in the distribution of shares of the Fund and other Van Kampen American Capital funds if it reasonably believes that the quality of the execution and any commissions are comparable to that available from other qualified firms. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such service if the Adviser determines that such commissions are reasonable in relation to the overall services provided. The information received may be used by the Adviser in managing the assets of other advisory accounts as well as in the management of the assets of the Fund.

  INVESTMENT RESTRICTIONS. The Fund has adopted certain investment restrictions which, like the investment objective, may not be changed without approval by a majority (as defined in the 1940 Act) vote of the Fund's shareholders. These restrictions provide, among other things, that the Fund may not:

  1. Invest more than five percent of its assets in the securities of any one issuer (except the U.S. Government, its agencies and instrumentalities) or purchase more than ten percent of the outstanding voting securities of any one issuer.

  2. Purchase or sell commodities or commodity contracts except that the Fund may enter into transactions in options, futures contracts or related options including forward commitments.

  3. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts, forward commitments and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover."

  4. Borrow in excess of five percent of the market or other fair value of its total assets; or pledge its assets to an extent greater than five percent of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Margin deposits or payments in connection with the writing of options, or in connection with the purchase or sale of futures contracts and related options, are not deemed to be a pledge or other encumbrance.

  5. Make any investment which would cause more than 25% of the market or other fair value of its total assets to be invested in the securities of issuers, all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  6. Write, purchase or sell puts, calls or combinations thereof, except that the Fund may (i) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (ii) purchase and sell options to the extent that the premiums paid for all such options owned at any time do not exceed ten percent of its total assets and (iii) engage in transactions in interest rate futures contracts and related options provided that such transactions are entered into for bona fide hedging purposes (or that the underlying commodity value of the Fund's long positions do not exceed the sum of certain identified liquid investments as specified in Commodity Futures Trading Commission ("CFTC") regulations), provided further that the aggregate initial margin and premiums do not exceed five percent of the fair market value of the Fund's total assets, and provided further that the Fund may not purchase futures contracts or related options if more than 30% of the Fund's total assets would be so invested.

  Additional investment restrictions are set forth in the Statement of Additional Information.

------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------

  THE ADVISER. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and over $54 billion under management or supervision. Van Kampen American Capital's more than 35 open-end and 38 closed-end funds and more than 2,800 unit investment trusts are professionally distributed by leading financial advisers nationwide.


  Van Kampen American Capital Distributors, Inc., the Distributor of the Fund and the sponsor of the Funds mentioned above, is also a wholly owned subsidiary of Van Kampen American Capital. Van Kampen American Capital is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel , Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital own, in the aggregate, not more than 7% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 11% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own five percent or more of the common stock of VK/AC Holding, Inc.

  ADVISORY AGREEMENTS. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed on average daily net assets of the Fund at the annual rate of 0.60% of the Fund's average daily net assets. Under the Advisory Agreement the Fund also reimburses the Adviser for the costs of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Operating expenses paid by the Fund include shareholder service agency fees, service fees, distribution fees, custodial fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees, and all other business expenses not specifically assumed by the Adviser. Advisory (management) fee, and total operating expense, ratios are shown under the caption "Annual Fund Operating Expenses and Example" herein.

  From time to time as the Adviser and/or the Distributor may deem appropriate, they may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them to the extent of, or bearing expenses in excess of, such limitations as they may establish.

  The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Investment Advisory Corp.

  PERSONAL INVESTING POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit directors/trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


  PORTFOLIO MANAGEMENT. Ted Mundy is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Mundy is Vice President of the Fund and of the Adviser. He has been primarily responsible for managing the Fund's investment portfolio since June 30, 1994. From September, 1990 to June, 1994, Mr. Mundy was a portfolio manager with AMR Investment Services, Inc.


------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------

  The Alternative Sales Arrangements permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares.

  CLASS A SHARES. Class A Shares are sold at net asset value plus an initial maximum sales charge of up to 4.75% at the time of purchase. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent sales charge of one percent may be imposed on certain redemptions made within one year of the purchase. Class A shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Purchase of Shares -- Class A Shares."

  CLASS B SHARES. Class B shares are sold at net asset value and are subject to a deferred sales charge if they are redeemed within five years of purchase. Class B shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class B shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class B Shares." Class B shares will automatically convert to Class A shares six years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Conversion Feature" below for discussion on applicability of the conversion feature to Class B shares.

  CLASS C SHARES. Class C shares are sold at net asset value and are subject to a deferred sales charge if redeemed within one year of purchase. Class C shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class C shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class C shares. Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class C Shares." Class C shares will automatically convert to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Conversion Feature" herein for discussion on applicability of the conversion feature to Class C shares.

  CONVERSION FEATURE. Class B shares and Class C shares will automatically convert to Class A shares six years or ten years, respectively, after the end of the calendar month in which the shares were purchased and will no longer be subject to the distribution fee. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of the Class B shares and Class C shares that have been outstanding for a period of time sufficient for the Distributor to have been substantially compensated for distribution expenses related to the Class B shares or Class C shares, as the case may be, from the burden of the ongoing distribution fee.

  For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid on Class B shares and Class C shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares or Class C shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares or Class C shares in the sub-account will also convert to Class A.

  The conversion of Class B shares and Class C shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the distribution fee and higher transfer agency costs with respect to Class B shares and Class C shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares and Class C shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B shares or Class C shares would occur, and shares might continue to be subject to the distribution fee for an indefinite period which may extend beyond the period ending six years or ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted.

  FACTORS FOR CONSIDERATION. In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperaments. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and contingent deferred sales charges on Class B shares or Class C shares prior to conversion would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Annual Fund Operating Expenses and Example" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases at net asset value, as described herein under "Purchase of Shares -- Class A Shares." For these reasons, the Distributor will reject any order of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares.

  Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to ongoing distribution fees and, for a five-year or one-year period, respectively, being subject to a contingent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares will be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A or Class B shares, rather than Class C shares.

  Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges and/or have a longer-term investment horizon. In addition, the check writing privilege is only available for Class A shares (see

"Shareholder Services -- Shareholder Services Applicable to Class A Shareholders Only -- Check Writing Privilege"). Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon and/or desire a short contingent deferred sales charge schedule.

  The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any contingent deferred sales charge incurred upon redemption within five years or one year, respectively, of purchase. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling such shares. INVESTORS SHOULD UNDERSTAND THAT THE PURPOSE AND FUNCTION OF THE CONTINGENT DEFERRED SALES CHARGE AND ONGOING DISTRIBUTION FEE WITH RESPECT TO THE CLASS B SHARES AND CLASS C SHARES ARE THE SAME AS THOSE OF THE INITIAL SALES CHARGE WITH RESPECT TO CLASS A SHARES. See "Distribution Plans."

  GENERAL. Dividends paid by the Fund with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day, except that the distribution fees and any incremental transfer agency costs relating to Class B or Class C shares will be borne by the respective class. See "Distributions from the Fund." Shares of the Fund may be exchanged, subject to certain limitations, for shares of the same class of other mutual funds advised by the Adviser. See "Shareholder Services -- Exchange Privilege."

  The Trustees of the Fund have determined that currently no conflict of interest exists between the classes of shares. On an ongoing basis, the Trustees of the Fund, pursuant to their fiduciary duties under the Investment Company Act of 1940 (the "1940 Act") and state laws, will seek to ensure that no such conflict arises.

------------------------------------------------------------------------------
PURCHASE OF SHARES
------------------------------------------------------------------------------

GENERAL

  The Fund offers three classes of shares to the general public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

Class A shares are sold with an initial sales charge; Class B shares and Class C shares are sold without an initial sales charge and are subject to a contingent deferred sales charge upon certain redemptions. See "Alternative Sales Arrangements" for a discussion of factors to consider in selecting which class of shares to purchase. Contact the Investor Services Department at (800) 421-5666 for further information and appropriate forms.

  Initial investments must be at least $500 and subsequent investments must be at least $25. Both minimums may be waived by the Distributor for plans involving periodic investments. Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares to the public in response to conditions in the securities markets or for other reasons.

  Shares may be purchased on any business day through authorized dealers. Shares may also be purchased by completing the application accompanied by this Prospectus and forwarding the application, through the designated dealer, to the shareholder service agent, ACCESS Investor Services, Inc., a wholly-owned subsidiary of Van Kampen American Capital ("ACCESS"). When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B or Class C shares.

  Shares are offered at the next determined net asset value per share, plus a front-end or contingent deferred sales charge depending on the method of purchasing shares chosen by the investor, as shown in the tables herein. Net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open. Net asset value per share for each class is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest) attributable to such class less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.

  U.S. Government securities and Agency obligations are valued at the last reported bid price. Listed options are valued at the last reported sale price on the exchange on which such option is traded, or, if no sales are reported, at the mean between the last reported bid and asked prices. Options for which market quotations are not readily available are valued at a fair value under a method approved by the Trustees.

  Short-term investments with a maturity of 60 days or less when purchased are valued at cost plus interest earned (amortized cost), which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time, until maturity, the invest-ments are valued at amortized cost using the value of the investment on the 61st day. See the notes to financial statements in the Statement of Additional Information.

  Generally, the net asset values per share of the Class A, Class B, and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class A, Class B and Class C shares may differ from one another, reflecting the daily expense accruals of the distribution and the higher transfer agency fees applicable with respect to the Class B and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value (plus applicable Class A sales charges) after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by dealers after the close of the Exchange are priced based on the next close provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit orders received by them to the Distributor so they will be received prior to such time. Orders of less than $500 are mailed by the dealer and processed at the offering price next calculated after acceptance by ACCESS.

  Each class of shares represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the distribution fee and incremental transfer agency costs) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan pursuant to which its distribution fee and/or service fee is paid which relate to a specific class, and (iii) Class B and Class C shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available. See "Distribution Plans" and "Shareholder Services -- Exchange Privilege." The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the distribution fee and incremental expenses associated with such distribution fees. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A, Class B or Class C shares.

  Agreements are in place which provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund with subsidiaries of The Travelers Inc.

  The Distributor may from time to time implement programs under which a broker, dealer or financial intermediary's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any broker, dealer or financial intermediary that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the broker, dealer or financial intermediaries at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying brokers, dealers or financial intermediaries for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. The Distributor is sponsoring a sales incentive program for A.G. Edwards & Sons, Inc. ("A.G. Edwards"). The Distributor will reallow its portion of the Fund's sales concession to A.G. Edwards on sales of Class A Shares of the Fund relating to the "rollover" of any savings into an Individual Retirement Account ("IRA"), the transfer of assets into an IRA and contributions to an IRA, commencing on January 1, 1996 and terminating on April 15, 1996. All of the foregoing payments are made by the Distributor out of its own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


CLASS A SHARES

  The public offering price of Class A shares is the next determined net asset value plus a sales charge, as set forth below.

SALES CHARGE TABLE

                                                                REALLOWED
                                                               TO DEALERS
                                     AS % OF       AS % OF     (AS A % OF
             SIZE OF               NET AMOUNT     OFFERING      OFFERING
            INVESTMENT              INVESTED        PRICE        PRICE)
--------------------------------------------------------------------------
Less than $100,000................    4.99%         4.75%         4.25%
$100,000 but less than $250,000...    3.90%         3.75%         3.25%
$250,000 but less than $500,000...    2.83%         2.75%         2.25%
$500,000 but less than
  $1,000,000......................    2.04%         2.00%         1.75%
$1,000,000 and over...............      *             *             *
--------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of one percent in the event of certain redemptions within one year of the purchase. The contingent deferred sales charge incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to dealers who initiate and are responsible for purchases of $1 million or more as follows: one percent on sales to $2 million, plus 0.80% on the next million, plus 0.20% on the next $2 million and 0.08% on the excess over $5 million.

  In addition to the reallowances from the applicable public offering price described above, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to dealers that sell shares of the Fund.

  The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the reallowance allowable to dealers described herein. Such financial institutions, other industry professionals and dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

QUANTITY DISCOUNTS

  Investors purchasing Class A shares may under certain circumstances be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

  Investors, or their brokers, dealers or financial intermediaries, must notify the Fund whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their broker, dealer or financial intermediary or the Distributor.

  A person eligible for a reduced sales charge includes an individual, their spouse and minor children and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.


  As used herein, "Participating Funds" refers to all open-end investment companies distributed by the Distributor other than Van Kampen American Capital Tax Free Money Fund ("Tax Free Money Fund"), Van Kampen American Capital Reserve Fund ("Reserve Fund") and The Govett Funds, Inc.


  Volume Discounts. The size of investment shown in the preceding table applies to the total dollar amount being invested by any person in shares of the indicated Fund, or in any combination of shares of such Funds and shares of other Participating Funds, although other Participating Funds may have different sales charges.

  Cumulative Purchase Discount. The size of investment shown in the preceding table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

  Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the charges applicable to the purchases made and the charges previously paid. The initial purchase must be for an amount equal to at least five percent of the minimum total purchased amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustments in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application accompanied by this Prospectus.

OTHER PURCHASE PROGRAMS

  Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


  Unit Trust Reinvestment Programs. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Fund, other Participating Funds, Tax Free Money Fund or Reserve Fund with no minimum initial or subsequent investment requirement, and with a lower sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all investments made from unit trust distributions will be one percent of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the broker, dealer or financial intermediary, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their securities broker or dealer or the Distributor.


  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS's processing system.

  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

  NAV Purchase Options. Class A shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

  (1) Current or retired Trustees/Directors of funds advised by the Adviser, Van Kampen American Capital Investment Advisory Corp. or John Govett & Co. Limited and such persons' families and their beneficial accounts.

  (2) Current or retired directors, officers and employees of VK/AC Holding, Inc. and any of its subsidiaries, Clayton, Dubilier & Rice, Inc., employees of an investment subadviser to any fund described in (1) above, or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and minor children when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.

  (4) Registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in the Fund alone, or in any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Volume Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay Service Organizations through which purchases are made an amount up to 0.50% of the amount invested, over a twelve-month period following such transaction.

  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $10 million or more. The Distributor may pay commissions of up to one percent for such purchases.

  (6) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

  (7) Investors purchasing shares of the Fund with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption has occurred no more than 30 days prior to such purchase.


  (8) Full service participant directed profit sharing and money purchase plans, full service 401(k) plans, or similar full service recordkeeping programs made available through Van Kampen American Capital Trust Company with at least 50 eligible employees or investing at least $250,000 in Participating Funds, Tax Free Money Fund or Reserve Fund. For such investments the Fund imposes a contingent deferred sales charge of one percent in the event of redemptions within one year of the purchase other than redemptions required to make payments to participants under the terms of the plan. The contingent deferred sales charge incurred upon certain redemptions is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to dealers who initiate and are responsible for such purchases as follows: one percent on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million.

  (9) Participants with accounts established after October 12, 1995, in any 405(b)(7) program of a college or university system which permits only net asset value mutual fund investments and for which Van Kampen American Capital Trust Company serves as custodian. In connection with such purchases, the Distributor may pay, out of its own assets, a commission to brokers, dealers, or financial intermediaries as follows: one percent on sales up to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million.


The term "families" includes a person's spouse, minor children and grandchildren, parents, and a person's spouse's parents.


  Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with ACCESS by the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer or financial institution may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Service Organizations will be paid a service fee as described herein under "Distribution Plans" on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


CLASS B SHARES

  Class B shares are offered at the next determined net asset value. Class B shares which are redeemed within five years of purchase are subject to a contingent deferred sales charge at the rates set forth in the following table charged as a percentage of the dollar amount subject thereto. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.


------------------------------------------------------------------------------
                                                     CONTINGENT DEFERRED SALES
                                                       CHARGE AS A PERCENTAGE
                                                          OF DOLLAR AMOUNT
   YEAR SINCE PURCHASE                                   SUBJECT TO CHARGE
------------------------------------------------------------------------------
First..............................................       4.0%
Second.............................................       4.0%
Third..............................................       3.0%
Fourth.............................................       2.5%
Fifth..............................................       1.5%
Sixth..............................................       None

------------------------------------------------------------------------------


  In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, second, of shares held for over five years or shares acquired pursuant to reinvestment of dividends or distributions and third, of shares held longest during the five-year period.

  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired ten additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), ten shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a deferred sales charge at a rate of four percent (the applicable rate in the second year after purchase).

  A commission or transaction fee of four percent of the purchase amount will be paid to broker-dealers and other Service Organizations at the time of purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives, in the form of cash or other compensation, to Service Organizations that sell Class B shares of the Fund.

CLASS C SHARES

  Class C shares are offered at the next determined net asset value. Class C shares which are redeemed within the first year of purchase are subject to a contingent deferred sales charge of one percent. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions.

  In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first, of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and second, of shares held for more than one year or shares acquired pursuant to reinvestment of dividends or distributions.

  A commission or transaction fee of one percent of the purchase amount will be paid to broker-dealers and other Service Organizations at the time of purchase. Broker-dealers and other Service Organizations will also be paid ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C shares for the second through tenth year after purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives, in the form of cash or other compensation, to Service Organizations that sell Class C shares of the Fund.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE

  The contingent deferred sales charge is waived on redemptions of Class B and Class C shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) in connection with certain distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The contingent deferred sales charge is also waived on redemptions of Class C shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 120 days after redemption. See the Statement of Additional Information for further discussion of waiver provisions.

------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services.

SHAREHOLDER SERVICES APPLICABLE TO ALL CLASSES

  INVESTMENT ACCOUNT. Each shareholder has an investment account under which shares are held by ACCESS. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in certain of the Participating Funds or Reserve may receive statements quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized investment dealers or by mailing a check directly to ACCESS.

  SHARE CERTIFICATES. As a rule, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate no more than two percent of the net asset value of the issued shares, and bill the party to whom the certificate was mailed.

  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value, without sales charge, on the record date. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired). The investor may, on the initial application or prior to any declaration instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.

  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or authorized investment dealers.

  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP, and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed informa-tion regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans are available from the Distributor.

  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.


  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application accompanied by this Prospectus, or by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired), elect to have all dividends and other distributions paid on a Class A, Class B or Class C account in the Fund invested into a pre-existing Class A, Class B or Class C account in any of the Participating Funds, Tax Free Money Fund or Reserve Fund.


  If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution only if shares of such selected fund have been registered in the investor's state.


  EXCHANGE PRIVILEGE. Shares of the Fund or of any Participating Fund, other than Van Kampen American Capital Government Target Fund ("Government Target"), may be exchanged for shares of the same class of shares of any other Fund without sales charge, provided that shares of certain other Van Kampen American Capital fixed-income funds may not be exchanged within 30 days of acquisition without Adviser approval. Shares of Government Target may be exchanged for Class A shares of the Fund without sales charge. Class A shares of Tax Free Money Fund or Reserve Fund that were not acquired in exchange for Class B or Class C shares of a Participating Fund may be exchanged for Class A shares of the Fund upon payment of the excess, if any, of the sales charge rate applicable to the shares being acquired over the sales charge rate previously paid. Shares of Tax Free Money Fund or Reserve Fund acquired through an exchange of Class B or Class C shares may be exchanged only for the same class of shares of a Participating Fund without incurring a contingent deferred sales charge. Shares of any Participating Fund, Tax Free Money Fund or Reserve Fund may be exchanged for shares of any other Participating Fund if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund.


  Class B and Class C shareholders of the Fund have the ability to exchange their shares ("original shares") for the same class of shares of any other Van Kampen American Capital fund that offers such shares ("new shares") in an amount equal to the aggregate net asset value of the original shares, without the payment of any contingent deferred sales charge otherwise due upon redemption of the original shares. For purposes of computing the contingent deferred sales charge payable upon a disposition of the new shares, the holding period for the original shares is added to the holding period of the new shares. Class B or Class C shareholders would remain subject to the contingent deferred sales charge imposed by the original fund upon their redemption from the Van Kampen American Capital complex of funds. The contingent deferred sales charge is based on the holding period requirements of the original fund.

  Shares of the fund to be acquired must be registered for sale in the investor's state. Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes, although if the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired. See the Statement of Additional Information.

  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application accompanied by this Prospectus. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Exchanges are effected at the net asset value per share next calculated after the request is received in good order with adjustment for any additional sales charge. See both "Purchase of Shares" and "Redemption of Shares." If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

  A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."

  Class B and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment in the Fund at the time the election to participate in the plan is made. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" and the Statement of Additional Information.

  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.

SHAREHOLDER SERVICES APPLICABLE TO CLASS A SHAREHOLDERS ONLY

  CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are in a non-escrow status may appoint ACCESS as agent by completing the Authorization For Redemption By Check form and the appropriate section of the application and returning the form and the application to ACCESS. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company ("State Street Bank") will be sent to the Class A shareholder. These checks may be made payable by the shareholder to the order of any person in any amount of $100 or more.

  When a check is presented to State Street Bank for payment, full and fractional Class A shares required to cover the amount of the check are redeemed from the shareholder's Class A account by ACCESS at the next determined net asset value. Check writing redemptions represent the sale of Class A shares. Any gain or loss realized on the sale of shares is a taxable event. See "Redemption of Shares."

  Checks will not be honored for redemption of Class A shares held less than 15 calendar days, unless such Class A shares have been paid for by bank wire. Any Class A shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or State Street Bank. Retirement Plans and accounts that are subject to backup withholding are not eligible for the privilege. A "stop payment" system is not available on these checks. See the Statement of Additional Information for further information regarding the establishment of the privilege.

------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------

  REGULAR REDEMPTIONS. Shareholders may redeem for cash some or all of their shares of the Fund at any time. To do so, a written request in proper form must be sent directly to ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256. Shareholders may also place redemption requests through an authorized investment dealer. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time.

  As described herein under "Purchase of Shares," redemptions of Class B and Class C shares are subject to a contingent deferred sales charge. A contingent deferred sales charge of one percent may be imposed on certain redemptions of Class A shares made within one year of purchase for investments of $1 million or more and for certain qualified 401(k) retirement plans. The contingent deferred sales charge incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. See "Purchase of Shares." A custodian of a retirement plan account may charge fees based on the custodian's fee schedule.

  The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

  Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, although the Fund normally does not issue certificates for shares, it will do so if a special request has been made to ACCESS. In the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 30 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to ACCESS. Where Van Kampen American Capital Trust Company serves as custodian, special IRA, 403(b)(7), or Keogh distribution forms must be obtained from and be forwarded to Van Kampen American Capital Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information.

  In the case of redemption requests sent directly to ACCESS, the redemption price is the net asset value per share next determined after the request is received in proper form. Payment for shares redeemed will be made by check mailed within seven days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms that the purchase check has cleared, usually a period of up to 15 days. Any taxable gain or loss will be recognized by the shareholder upon redemption of shares.

  The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Trustees. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any applicable contingent deferred sales charge will be deducted from the proceeds of this redemption. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

  TELEPHONE REDEMPTIONS. In addition to the regular redemption procedures set forth above, the Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanied by this Prospectus or call the Fund at (800) 421-5666 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure previously described. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions are expected to be wired on the next business day following the date of redemption. This service is also not available with respect to shares held in an individual retirement account (IRA) for which Van Kampen American Capital Fund Company acts as custodian. To establish such privilege a shareholder must complete the appropriate section of the application accompanied by this Prospectus or call the Fund at (800) 421-5666. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

  REDEMPTION UPON DISABILITY. The Fund will waive the contingent deferred sales charge on redemptions following the disability of a Class B and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B and Class C shares.

  In cases of disability, the contingent deferred sales charge on Class B and Class C shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the contingent deferred sales charge on Class B and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.

  REINSTATEMENT PRIVILEGE. A Class A or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder Services -- Exchange Privilege") next determined after the order is received, which must be within 120 days after the date of the redemption. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" and the Statement of Additional Information. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital

Trust Company for repayment of principal (and interest) on their borrowings on such plans.

------------------------------------------------------------------------------
DISTRIBUTION PLANS
------------------------------------------------------------------------------


  Rule 12b-1 adopted by the SEC under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares ("distribution expenses") and servicing its shareholders in accordance with a plan adopted by the investment company's board of directors and approved by its shareholders. Pursuant to such Rule, the Trustees of the Fund, and the sole shareholder of each class have adopted three Distribution Plans hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class C Plan." Each Distribution Plan is in compliance with the Rules of Fair Practice of the NASD ("NASD Rules") applicable to mutual fund sales charges. The NASD Rules limit the annual distribution charges that a mutual fund may impose on a class of shares. The NASD Rules also limit the aggregate amount which the Fund may pay for such distribution costs. Under the Class A Plan, the Fund pays a service fee to the Distributor at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. Under the Class B Plan and the Class C Plan, the Fund pays a service fee to the Distributor at an annual rate of up to 0.25% and a distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares or Class C shares to reimburse the Distributor for service fees paid by it to Service Organizations and for its distribution costs.


  The Distributor uses the Class A, Class B and Class C service fees to compensate Service Organizations for personal services and/or the maintenance of shareholder accounts. Under the Class B Plan, the Distributor receives additional payments from the Fund in the form of a distribution fee at the annual rate of up to 0.75% of the net assets of the Class B shares as reimbursement for (i) upfront commissions and transaction fees of up to four percent of the purchase price of Class B shares purchased by the clients of broker-dealers and other Service Organizations, and (ii) other distribution expenses as described in the Statement of Additional Information. Under the Class C Plan, the Distributor receives additional payments from the Fund in the form of a distribution fee at the annual rate of up to 0.75% of the net assets of the Class C shares as reimbursement for (i) upfront commissions and transaction fees of up to 0.75% of the purchase price of Class C shares purchased by the clients of broker-dealers and other Service Organizations and ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C shares, and (ii) other distribution expenses as described in the Statement of Additional Information.

  In adopting the Class A Plan, the Class B Plan and the Class C Plan, the Trustees of the Fund determined that there was a reasonable likelihood that such Plans would benefit the Fund and its shareholders. Information with respect to distribution and service revenues and expenses is presented to the Trustees each year for their consideration in connection with their deliberations as to the continuance of the Distribution Plans. In their review of the Distribution Plans, the Trustees are asked to take into consideration expenses incurred in connection with the distribution and servicing of each class of shares separately. The sales charge and distribution fee, if any, of a particular class will not be used to subsidize the sale of shares of the other classes.

  Service expenses accrued by the Distributor in one fiscal year may not be paid from the Class A service fees received from the Fund in subsequent fiscal years. Thus, if the Class A Plan were terminated or not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor.

  The distribution fee attributable to Class B or Class C shares is designed to permit an investor to purchase such shares without the assessment of a front-end sales load and at the same time permit the Distributor to compensate Service Organizations with respect to such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution fee are the same as those of the initial sales charge with respect to the Class A shares of the Fund in that in both cases such charges provide for the financing of the distribution of the Fund's shares.


  Actual distribution expenses paid by the Distributor with respect to Class B or Class C shares for any given year are expected to exceed the fees received pursuant to the Class B Plan and Class C Plan and payments received pursuant to contingent deferred sales charges. Such excess will be carried forward and may be reimbursed by the Fund or its shareholders from payments received through contingent deferred sales charges in future years and from payments under the Class B Plan and Class C Plan so long as such Plans are in effect. For example, if in a fiscal year the Distributor incurred distribution expenses under the Class B Plan of $1 million, of which $500,000 was recovered in the form of contingent deferred sales charges paid by investors and $400,000 was reimbursed in the form of payments made by the Fund to the Distributor under the Class B Plan, the balance of $100,000 would be subject to recovery in future fiscal years from such sources. For the plan year ended June 30, 1995, the unreimbursed expenses incurred by the Distributor under the Class B Plan and carried forward were approximately $10.2 million or 4.9% of the Class B shares' average daily net assets. For the plan year ended June 30, 1995, the unreimbursed expenses incurred by the Distributor under the Class C Plan and carried forward were approximately $651,000 or 2.1% of the Class C shares' average daily net assets.

  If the Class B Plan or Class C Plan was terminated or not continued, the Fund would not be contractually obligated to pay and has no liability to the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
------------------------------------------------------------------------------

  DIVIDENDS AND DISTRIBUTIONS. Income dividends are paid each business day, and distributed monthly. The daily dividend is a fixed amount determined for each class at least monthly. Shares become entitled to dividends on the day ACCESS receives payment for the shares, and remain entitled to dividends through the day before the day such shares are priced for redemption purposes, which is the day a valid redemption request with respect to such shares is received by ACCESS. Therefore, if a dealer delays forwarding to ACCESS payment for shares which an investor has made to the dealer, this will in effect cost the investor money because it will delay the date upon which he becomes entitled to dividends.

  The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the distribution fees and higher incremental transfer agency fees applicable to such classes of shares.

  Shares (other than shares acquired through an exchange) become entitled to dividends on the day ACCESS receives payment for the shares, and remain entitled to dividends through the day such shares are priced for redemption. With respect to shares acquired through an exchange, such shares become entitled to dividends on the day after ACCESS receives payment for the shares, and remains entitled to dividends through the day such shares are purchased for payment on redemption. Therefore, if a dealer delays forwarding to ACCESS payment for shares which an investor has made to the dealer, this will in effect cost the investor money because it will delay the date upon which he or she becomes entitled to dividends.

  Any taxable net realized short-term or long-term capital gains will be distributed to shareholders at least annually.

  Unless the shareholder instructs otherwise, dividends and capital gains distributions are automatically applied to purchase additional shares of the Fund at the next determined net asset value. See "Shareholder
Services -- Reinvestment Plan." In computing interest income the Fund does not amortize premiums paid on the purchase of debt securities. Thus in the case of mortgage-related and other U.S. Government securities purchased at a premium, interest income is greater than it would be if the premiums were amortized.

  Dividends and distributions paid by the Fund have the effect of reducing the net asset value per share on the record date by the amount of the dividend or distribution. Therefore, a dividend or distribution paid shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes, as discussed below.

------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------

  The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. By qualifying as a regulated investment company, the Fund is not subject to federal income taxes to the extent it distributes substantially all of its net investment income and net realized capital gains to shareholders. However, shareholders normally are subject to federal income taxes, and any applicable state or local income taxes, on the dividends and distributions received from the Fund.

  There are differences between federal income tax regulations and the generally accepted accounting principles followed by the Fund. For example, year-end marking to market on certain options and futures contracts generally are recognized as realized gains or losses for tax purposes but not for accounting purposes and certain adjustments are made for tax purposes for repayments on mortgage-related securities. Since dividends and distributions may, from time to time, be paid by the Fund based on earnings recognized for accounting purposes, a portion of such dividends and distributions may constitute a return of capital for federal income tax purposes. If the amount of distributions paid by the Fund for any fiscal year exceeds its investment company taxable income plus net realized capital gains for the year, the excess is treated as a return of capital. Shareholders are not subject to current federal income tax on the part which is treated as a return of capital, but their basis in Fund shares would be reduced by that amount. This reduction of basis would operate to increase capital gain (or decrease capital loss) upon subsequent sale or redemption of shares.

  Current federal tax law requires that a holder (such as the Fund) of a stripped security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

  Shareholders are notified annually of the federal tax status of dividends and capital gains distributions. Long-term capital gains distributions constitute long-term capital gains for federal income tax purposes. However, shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.

  To avoid being subject to a 31% federal backup withholding on dividends, distributions and redemption payments, shareholders must furnish the Fund with a certification of their correct taxpayer identification number.

  Gains or losses on the Fund's transactions in listed options on securities, futures and options on futures generally are treated as 60% long-term and 40% short-term, and positions held by the Fund at the end of its fiscal year generally are required to be marked to market, with the result that unrealized gains and losses are treated as realized. Gains and losses realized by the Fund from writing over-the-counter options constitute short-term capital gains or losses unless the option is exercised, in which case the character of the gain or loss is determined by the holding period of the underlying security. The Code contains certain "straddle" rules which require deferral of losses incurred in certain transactions involving hedged positions to the extent the Fund has unrealized gains in offsetting positions and generally terminate the holding period of the subject position. Additional information is set forth in the Statement of Additional Information.

  The foregoing is a brief summary of some of the federal income tax considerations affecting the Fund and its investors who are U.S. residents or U.S. corporations. Investors should consult their tax advisers for more detailed tax advice including state and local tax considerations. Foreign investors should consult their own counsel for further information as to the U.S. and their country of residence or citizenship tax consequences of receipt of dividends and distributions from the Fund.

------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------

  From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five years and for the life of the Fund. Other total return quotations, aggregate or average, over other time periods may also be included.

  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes a maximum sales charge of 4.75% for Class A shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund.

  Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.


  In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.


  For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

  The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

  Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  To increase the Fund's yield the Adviser may, from time to time, absorb a certain amount of the future ordinary business expenses. The Adviser may stop absorbing these expenses at any time without prior notice.

  Yield and total return are calculated separately for Class A, Class B and Class C shares. Class A total return figures include the maximum sales charge of 4.75%; Class B and Class C total return figures include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each of the classes will differ.

  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. It differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds, with the Consumer Price Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, Mutual Fund Forecaster, Stanger's Investment Advisor, USA Today, U.S. News & World Report and The Wall Street Journal. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any will be calculated pursuant to rules established by the SEC and will be computed separately for each Class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for Class A, Class B and Class C shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.

  The Fund's Annual Report contains additional performance information. A copy of the Annual Report may be obtained without charge by calling or writing the

Fund at the telephone number and address printed on the cover page of this Prospectus.

------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
------------------------------------------------------------------------------

  The Fund was originally organized on June 24, 1992, under the laws of the Commonwealth of Massachusetts as a business entity commonly known as a "Massachusetts business trust" and reorganized on August 5, 1995, under the laws of the state of Delaware as a business entity commonly known as a "Delaware business trust." It is authorized to issue an unlimited number of Class A, Class B and Class C shares of beneficial interest of $0.01 par value. Other classes of shares may be established from time to time in accordance with provisions of the Fund's Declaration of Trust. Shares issued by the Fund are fully paid, non-assessable and have no preemptive or conversion rights.

  The Fund currently offers three classes, designated Class A shares, Class B shares and Class C shares. Each class of shares represents an interest in the same assets of the Fund and generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. See "Distribution Plans."

  The Fund is permitted to issue an unlimited number of classes. Each class of shares is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights, except with respect to the conversion of Class B shares and Class C shares into Class A shares as described above. In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B shares and Class C shares pay higher distribution expenses, the liquidation proceeds to Class B shareholders and Class C shareholders are likely to be lower than to other shareholders.

  The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. More detailed information concerning the Fund is set forth in the Statement of Additional Information.

  The Fund's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

  An investment in the Fund may not be appropriate for all investors.

  The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund.

  An investment in the Fund is intended to be a long-term investment, and should not be used as a trading vehicle.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE FUND'S TOLL-FREE
NUMBER--(800) 421-5666

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 772-8889

FOR AUTOMATED TELEPHONE
SERVICES DIAL (800) 847-2424

VAN KAMPEN AMERICAN CAPITAL
U.S. GOVERNMENT TRUST FOR INCOME

------------------

2800 Post Oak Blvd.
Houston, TX 77056

------------------

Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
2800 Post Oak Blvd.
Houston, TX 77056

Distributor

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256

Custodian

STATE STREET BANK AND
TRUST COMPANY
225 Franklin Street, P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen American Capital Funds

Legal Counsel

O'MELVENY & MYERS
400 South Hope Street
Los Angeles, CA 90071

Independent Accountants

PRICE WATERHOUSE LLP
1201 Louisiana, Suite 2900
Houston, TX 77002

                        U.S. GOVERNMENT TRUST FOR INCOME

 ------------------------------------------------------------------------------

                              P R O S P E C T U S

                                JANUARY 30, 1996


             ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH  ------
                          VAN KAMPEN AMERICAN CAPITAL
    ------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                          VAN KAMPEN AMERICAN CAPITAL
                        U.S. GOVERNMENT TRUST FOR INCOME

                                JANUARY 30, 1996



     This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Statement of Additional Information and the related Prospectus are both dated January 30, 1996. A Prospectus may be obtained without charge by calling or writing Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 at (800) 421-5666.


                               TABLE OF CONTENTS


                                                                                    PAGE
                                                                                    ----
    GENERAL INFORMATION...........................................................   B-2
    INVESTMENT OBJECTIVE AND POLICIES.............................................   B-2
    INVESTMENT RESTRICTIONS.......................................................  B-11
    TRUSTEES AND EXECUTIVE OFFICERS...............................................  B-14
    INVESTMENT ADVISORY AGREEMENT.................................................  B-19
    DISTRIBUTOR...................................................................  B-20
    DISTRIBUTION PLANS............................................................  B-20
    TRANSFER AGENT................................................................  B-22
    PORTFOLIO TURNOVER............................................................  B-22
    PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................  B-22
    DETERMINATION OF NET ASSET VALUE..............................................  B-23
    PURCHASE AND REDEMPTION OF SHARES.............................................  B-24
    EXCHANGE PRIVILEGE............................................................  B-27
    CHECK WRITING PRIVILEGE.......................................................  B-28
    DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES....................................  B-28
    FUND PERFORMANCE..............................................................  B-31
    OTHER INFORMATION.............................................................  B-32
    FINANCIAL STATEMENTS..........................................................  B-32

GENERAL INFORMATION


     Van Kampen American Capital U.S. Government Trust for Income, formerly known as American Capital U.S. Government Trust for Income (the "Fund"), was originally organized as a trust under the laws of Massachusetts on June 24, 1992 and reorganized under the laws of Delaware on August 5, 1995.



     Van Kampen American Capital Asset Management, Inc. (the "Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), and ACCESS Investor Services, Inc. ("ACCESS") are wholly owned subsidiaries of Van Kampen American Capital, Inc. ("VKAC"), which is a wholly owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc. a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of VKAC own, in the aggregate, not more than 7% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 11% of the common stock of VK/AC Holding, Inc. Advantage Capital Corporation, a retail broker-dealer affiliate of the Distributor, was a wholly owned subsidiary of VK/AC Holding, Inc.


     VKAC offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- and is currently the nation's 5th largest broker-sold mutual fund group according to Strategic Insight, July 1995. VKAC's roots in money management extend back to 1926. Today, we manage or supervise more than $50 billion in mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to VKAC in more than 2 million investor accounts. VKAC has one of the largest research teams (outside of the rating agencies) in the country, with 86 analysts devoted to various specializations.


     As of January 12, 1996, no person was known by management to own beneficially or of record as much as five percent of the outstanding shares of any portfolio except the following:



                                              AMOUNT AND NATURE          CLASS OF       PERCENTAGE
        NAME AND ADDRESS OF HOLDER               OF OWNERSHIP             SHARES        OWNERSHIP
------------------------------------------  ----------------------       --------       ---------
Van Kampen American Capital                 1,160,916 shares                A             16.13%
  Trust Company                             owned of record
  2800 Post Oak Blvd.                       1,708,815 shares                B              7.71%
  Houston, TX 77056                         owned of record
Merrill Lynch Pierce Fenner & Smith         1,670,432 shares                B              7.53%
  4800 Deer Lake Drive East,                owned of record
  3rd Floor                                 522,523 shares                  C             17.18%
  Jacksonville, FL 32246-6484               owned of record


Van Kampen American Capital Trust Company acts as custodian for certain employee benefit plans and independent retirement accounts.

INVESTMENT OBJECTIVE AND POLICIES

     The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

     One type of mortgage-related security in which the Fund invests is that which is issued or guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. One such type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. Government. Another type is a Federal National Mortgage Association ("FNMA") Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. A third type of mortgage-related security in which the Fund may invest is a Federal Home Loan Mortgage Association ("FHLMC") Participation Certificate. This type of security is backed by FHMLC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. Government.

  GNMA Certificates

     Government National Mortgage Association. The Government National Mortgage Association is a wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately issued securities backed by pools of mortgages.

     Nature of GNMA Certificates. GNMA Certificates are mortgage-backed securities. The Certificates evidence part ownership of a pool of mortgage loans. The Certificates which the Fund purchases are of the modified pass-through type. Modified pass-through Certificates entitle the holder to receive all interest and principal payments owned on the mortgage pool, net of fees paid to the GNMA Certificate issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     GNMA Certificates are backed by mortgages and, unlike most bonds, their principal amount is paid back by the borrower over the length of the loan rather than in a lump sum at maturity. Principal payments received by the Fund will be reinvested in additional GNMA Certificates or in other permissible investments.

     GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers Home Administration or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will result in the return of a portion of principal invested before the maturity of the mortgages in the pool.

     As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities (the type of mortgages backing the vast majority of GNMA Certificates) is approximately twelve years. For this reason, it is customary for pricing purposes to consider GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

     Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the GNMA Certificate issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee of 0.06 of one percent of the outstanding principal for providing its guarantee, and the GNMA Certificate issuer is paid an annual servicing fee of
0.44 of one percent for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders.

     The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

     1. Certificates are usually issued at a premium or discount, rather than at par.

     2. After issuance, Certificates usually trade in the secondary market at a premium or discount.

     3. Interest is paid monthly rather than semi-annually as is the case for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

     4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors prepay their mortgages, the principal returned to Certificate holders may be reinvested at higher or lower rates.

     In quoting yields for GNMA Certificates, the customary practice is to assume that the Certificates will have a twelve-year life. Compared on this basis, GNMA Certificates have historically yielded roughly 1/4 of one percent more than high grade corporate bonds and 1/2 of one percent more than U.S. Government and U.S. Government agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a twelve-year life.

     Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make GNMA Certificates highly liquid instruments. Quotes for GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FNMA SECURITIES

     The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all principal and interest payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

FHLMC SECURITIES

     The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHMLC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

COLLATERALIZED MORTGAGE OBLIGATIONS

     Collateralized mortgage obligations are debt obligations issued generally by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgages which are secured by mortgage-related securities, including GNMA Certificates, FHLMC Certificates and FNMA Certificates, together with certain funds and other collateral. Scheduled distributions on the mortgage-related securities pledged to secure the collateralized mortgage obligations, together with certain funds and other collateral and reinvestment income thereon at an assumed reinvestment rate, will be sufficient to make timely payments of interest on the obligations and to retire the obligations not later than their stated maturity. Since the rate of payment of principal of any collateralized mortgage obligation will depend on the rate of payment (including prepayments) of the principal of the mortgage loans underlying the mortgage-related securities; the actual maturity of the obligation could occur significantly earlier than its stated maturity. Collateralized mortgage obligations may be subject to redemption under certain circumstances. The rate of interest borne by collateralized mortgage obligations may be either fixed or floating. In addition, certain collateralized mortgage obligations do not bear interest and are sold at a substantial discount (i.e., a price less than the principal amount). Purchases of collateralized mortgage obligations at a substantial discount involves a risk that the anticipated yield on the purchase may not be realized if the underlying mortgage loans prepay at a slower than anticipated rate, since the yield depends significantly on the rate of prepayment of the underlying mortgages. Conversely, purchases of collateralized mortgage obligations at a premium involve additional risk of loss of principal in the event of unanticipated prepayments of the mortgage loans underlying the mortgage-related securities since the premium may not have been fully amortized at the time the obligation is repaid. The market value of collateralized mortgage obligations purchased at a substantial premium of discount is extremely volatile and the effects of prepayments on the underlying mortgage loans may increase such volatility.

     Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure collateralized mortgage obligations may be guaranteed by GNMA, FHLMC or FNMA, the collateralized mortgage obligations represent obligations solely of their issuers and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency or instrumentality, or by any other person or entity. The issuers of collateralized mortgage obligations typically have no significant assets other than those pledged as collateral for the obligations.

LENDING OF SECURITIES

     Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to broker-dealers and other financial institutions provided that such loans are callable at any time by the Fund, and are at all times secured by cash collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the interest on the loaned securities, while at the same time earning interest on the collateral which will be invested in short-term obligations. The Fund pays lending fees and custodial fees in connection with loans of its securities. There is no assurance as to the extent to which securities loans can be effected.

     A loan may be terminated by the borrower on one business day's notice, or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the consideration which can be earned from such loans is believed to justify the attendant risks. The Fund would not lend any portfolio securities to brokers affiliated with the Adviser. On termination of the loan, the borrower is required to return the securities to the Fund; any gain or loss in the market price during the loan would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with domestic banks or broker-dealers. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (securities of the U.S. Government, or its agencies and instrumentalities), may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. See "Investment Practices -- Repurchase Agreements" in the Prospectus for further information.

FORWARD COMMITMENTS

     Relative to a Forward Commitment purchase, the Fund maintains a segregated account (which is marked to market daily) of cash, U.S. Government securities or other high quality liquid debt securities (which may have maturities which are longer than the term of the Forward Commitment) with the Fund's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase continues. Since the market value of both the securities subject to the Forward Commitment and the securities held in the segregated account may fluctuate, the use of Forward Commitments may magnify the impact of interest rate changes on the Fund's net asset value.

     A Forward Commitment sale is covered if the Fund owns or has the right to acquire the underlying securities subject to the Forward Commitment. A Forward Commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security which the Fund owns or has the right to acquire. In either circumstance, the Fund maintains in a segregated account (which is marked to market daily) either the security covered by the Forward Commitment or cash, U.S. Government securities or other high quality liquid debt securities (which may have maturities which are longer than the term of the Forward Commitment) with the Fund's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to sell continues. By entering into a Forward Commitment sale transaction, the Fund forgoes or reduces the potential for both gain and loss in the holding which is being hedged by the Forward Commitment sale.

INTEREST RATE TRANSACTIONS

     The Fund may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or high-quality liquid debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, the Fund would maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. Interest rate transactions do not constitute senior securities under the 1940 Act when the Fund segregates assets to cover the obligations under the transactions. The Fund will enter into interest rate swap, cap or floor transactions only with counterparties approved by the Trustees. The Adviser will monitor the creditworthiness of counterparties to its interest rate swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. To the extent the Fund sells (i.e., writes) caps, floors and collars, it will maintain in a segregated account cash or high-quality liquid debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's net obligations with respect to the caps, floors or collars. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. The use of interest rate swaps, caps, collars and floors may also have the effect of shifting the recognition of income between current and future periods.

     These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS

CALL AND PUT OPTIONS

     Call and put options on various U.S. Treasury notes and U.S. Treasury bonds are listed and traded on Exchanges, and are written in over-the-counter transactions. Call and put options on mortgage-related securities are currently written or purchased only in over-the-counter transactions.

SELLING CALL AND PUT OPTIONS

     Purpose. The principal reason for selling options is to obtain, through receipt of premiums, a greater return than would be realized on the underlying securities alone.

     Selling Options. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The Fund sells call options either on a covered basis, or for cross-hedging purposes. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call options at all times during the option period. Thus, the Fund may sell options on forward commitments or on mortgage-related or other U.S. Government securities. An option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralized the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. Government securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding.

     The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would sell put options only on a secured basis, which means that, at all times during the option period, the Fund would maintain in a segregated account with its Custodian cash, cash equivalents or high grade debt securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. In order to terminate its position as a seller of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

     Risks of Writing Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option a Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market prices.

PURCHASING CALL AND PUT OPTIONS

     The Fund could purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Conversely, put options could be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. The Fund will not purchase call or put options on securities if as a result, more than ten percent of its net assets would be invested in premiums on such options.

     The Fund may purchase either listed or over-the-counter options.

RISK FACTORS APPLICABLE TO OPTIONS ON U.S. GOVERNMENT SECURITIES

     Treasury Bonds and Notes. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the Exchanges will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

     Treasury Bills. Because the deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian so that it will be treated as being covered.

     Mortgage-Related Securities. The following special considerations will be applicable to options on mortgage-related securities. Currently such options are only traded over-the-counter. Since the remaining principal balance of a mortgage-related security declines each month as a result of mortgage payments, the Fund as a writer of a mortgage-related call holding mortgage-related securities as "cover" to satisfy its delivery obligation in the event of exercise may find that the mortgage-related securities it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will purchase additional mortgage-related securities from the same pool (if obtainable) or replacement mortgage-related securities in the cash market in order to maintain its cover. A mortgage-related security held by the Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace such mortgage-related security with a mortgage-related security which represents cover. When the Fund closes its position or replaces such mortgage-related security, it may realize an unanticipated loss and incur transaction costs.

INTEREST RATE FUTURES CONTRACTS

     The Fund could engage in transactions involving futures contracts and related options in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund would be exempt from registration as a "commodity pool."

     An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills and GNMA Certificates) at a specified future time and at a specified price. Interest rate futures contracts also include cash settlement contracts based upon a specified interest rate such as the London interbank offering rate for dollar deposits or LIBOR.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with its Custodian in an account in the brokers' name an amount of cash, cash equivalents or liquid high grade debt securities equal to not more than five percent of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying securities fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund has purchased a futures contract and the price of the underlying security has risen, that position will have increased in value, and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the value of the underlying security has declined, the position would be less valuable, and the Fund would be required to make a variation margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     Futures Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is not fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provide an alternative to the liquidation of securities positions in the Fund. Ordinarily commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of mortgage-related and U.S. Government securities.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in listed options, futures or related options, the Fund could experience delays and/or losses in liquidating open positions purchased and/or incur a loss of all or part of its margin deposits with the broker. Transactions would be entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts as a hedging device. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities, the risk of market distortion, the illiquidity risk and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction judged over a very short time frame.

     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.

     CFTC regulations require, among other things, (i) that futures and related options be used solely for bona fide hedging purposes (or meet certain conditions as specified in CFTC regulations) and (ii) that the Fund not enter into futures and related options for which the aggregate initial margin and premiums exceed five percent of the fair market value of the Fund's assets. In order to minimize leverage in connection with the purchase of futures contracts by the Fund, an amount of cash, cash equivalents or liquid high grade debt securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian.

OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purpose as, it could sell a futures contract. The purchase of call options on futures contracts would be intended to serve the same purpose as the actual purchase of the futures contract.

     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Adviser will not purchase options on futures on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security, when the use of an option on a future would result in a loss to the Fund when the use of a future would not.

ADDITIONAL RISKS RELATING TO OPTIONS AND FUTURES TRANSACTIONS

     Each of the Exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting along or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described in the Prospectus, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions which may not be changed without the approval of the holders of a majority of its outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. These restrictions provide that the Fund shall not:

     1. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts, forward commitments and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover".

     2. Borrow in excess of five percent of the market or other fair value of its total assets; or pledge its assets to an extent greater than five percent of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Margin deposits or payments in connection with the writing of options, or in connection with the purchase or sale of futures contracts and related options, are not deemed to be a pledge or other encumbrance.

     3. Make any investment in real estate except that the Fund may purchase or sell securities which are secured by real estate.

     4. Make any investment which would cause more than 25% of the market or other fair value of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     5. Invest more than five percent of its assets in the securities of any one issuer (except the U.S. Government, its agencies and instrumentalities) or purchase more than ten percent of the outstanding voting securities of any one issuer.

     6. Purchase or sell commodities or commodity contracts except that the Fund may enter into transactions in options, futures contracts or related options including forward commitments.

     7. Underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933 (the "1933 Act") in the resale of any securities owned by the Fund.

     8. Write, purchase or sell puts, calls or combinations thereof, except that the Fund may (a) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (b) purchase and sell options to the extent that the premiums paid for all such options owned at any time do not exceed ten percent of its total assets and (c) engage in transactions in interest rate futures contracts and related options provided that such transactions are entered into for bona fide hedging purposes (or that the underlying commodity value of the Fund's long positions do not exceed the sum of certain identified liquid investments as specified in CFTC regulations), provided further that the aggregate initial margin and premiums do not exceed five percent of the fair market value of the Fund's total assets, and provided further that the Fund may not purchase futures contracts or related options if more than 30% of the Fund's total assets would be so invested.

     9. Make loans of money or securities, except (a) by investment in repurchase agreements in accordance with applicable requirements set forth in the Fund's Prospectus or (b) by lending its portfolio securities in amounts not to exceed 33 1/3% of the Fund's total assets, provided that such loans are secured by cash collateral that is at least equal to the market value. See "Repurchase Agreements" and "Lending of Securities" herein and "Investment Practices" in the Prospectus.

     The Fund has adopted additional investment restrictions, which may be changed by the Trustees without a vote of shareholders, as follows:

     1. Make short sales of securities, unless at the time of the sale the Fund owns an equal amount of such securities. Notwithstanding the foregoing, the Fund may make short sales by entering into forward commitments for hedging or cross-hedging purposes and engage in transactions in options, futures contracts and related options.

     2. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. Transactions in forward commitments, options, interest rate futures contracts and options on such contracts, including deposits or payments by the Fund of initial or maintenance margin in connection with any such transaction, are not considered to be purchases of securities on margin.

     3. Invest in securities of any company if any officer or director of the Fund or of the Adviser owns more than one-half of one percent of the outstanding securities of such company, and such officers and directors own in the aggregate more than five percent of the outstanding securities of such issuer.

     4. Invest in interests in oil, gas, or other mineral exploration or development programs.

     5. Invest in securities of other investment companies except as part of a merger, consolidation or other acquisition.

     6. Purchase an illiquid security if, as a result of such purchase, more than 15% of the Fund's net assets would be invested in such securities. Illiquid securities include securities subject to legal or contractual restrictions on resale, which include repurchase agreements which have a maturity of longer than seven days.

     7. Invest in warrants or rights except where acquired in units or attached to other securities. This restriction does not apply to options, futures contracts or related options.

     8. Purchase securities of unseasoned issuers, including their predecessors or sponsors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

The Fund has made an undertaking to certain states that the Fund shall not purchase securities of issuers which the Fund is restricted from selling to the public without registration under the 1933 Act, as amended, if by any reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets.

TRUSTEES AND EXECUTIVE OFFICERS

     The Fund's Trustees and Executive Officers and their principal occupations for the past five years are listed below.

                                    TRUSTEES


                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
J. Miles Branagan.................. Co-founder, Chairman, Chief Executive Officer and
Strafford Hall                      President of MDT Corporation, a company which develops,
Suite 200                           manufactures, markets and services medical and scientific
1009 Slater Road                    equipment. A Trustee of each of the Van Kampen American
Harrisville, NC 27560               Capital funds.
  Age: 63
Philip P. Gaughan.................. Prior to February, 1989, Managing Director and Manager of
9615 Torresdale Avenue              Municipal Bond Department, W. H. Newbold's Sons & Co. A
Philadelphia, PA 19114              Trustee of each of the Van Kampen American Capital funds.
  Age: 67
Linda Hutton Heagy................. Managing Partner, Paul Ray Berndston, an executive
10 South Riverside Plaza            recruiting and management consulting firm. Formerly,
Suite 720                           Executive Vice President of ABN AMRO, N.A., a Dutch bank
Chicago, IL 60606                   holding company. Prior to 1992, Executive Vice President
  Age: 46                           of La Salle National Bank. A Trustee of each of the Van
                                    Kampen American Capital Funds.
Roger Hilsman...................... Professor of Government and International Affairs
251-1 Hamburg Cove                  Emeritus, Columbia University. A Trustee of each of the
Lyme, CT 06371                      Van Kampen American Capital funds.
  Age: 76
R. Craig Kennedy................... President and Director, German Marshall Fund of the
1341 E. 50th Street                 United States. Formerly, advisor to the Dennis Trading
Chicago, IL 60615                   Group Inc. Prior to 1992, President and Chief Executive
  Age: 43                           Officer, Director and member of the Investment Committee
                                    of the Joyce Foundation, a private foundation. A Trustee
                                    of each of the Van Kampen American Capital funds.
Donald C. Miller................... Prior to 1992, Director of Royal Group, Inc., a company
415 North Adams                     in insurance related businesses. Formerly Vice Chairman
Hinsdale, IL 60521                  and Director of Continental Illinois National Bank and
  Age: 75                           Trust Company of Chicago and Continental Illinois
                                    Corporation. A Trustee of each of the Van Kampen American
                                    Capital funds and Chairman of each Van Kampen American
                                    Capital fund advised by Van Kampen American Capital
                                    Investment Advisory Corp.
Jack E. Nelson..................... President of Nelson Investment Planning Services, Inc., a
423 Country Club Drive              financial planning company and registered investment
Winter Park, FL 32789               adviser. President of Nelson Investment Brokerage
  Age: 59                           Services Inc., a member of the National Association of
                                    Securities Dealers, Inc. ("NASD") and Securities
                                    Investors Protection Corp. A Trustee of each of the Van
                                    Kampen American Capital funds.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
Don G. Powell*..................... President, Chief Executive Officer and a Director of
2800 Post Oak Blvd.                 VK/AC Holding, Inc. and VKAC. Chairman, Chief Executive
Houston, TX 77056                   Officer and a Director of the Distributor and the
  Age: 56                           Adviser. Chairman and a Director of ACCESS and Van Kampen
                                    American Capital Trust Company. Chairman, President and a
                                    Director of Van Kampen American Capital Services, Inc.
                                    Director, Trustee or Managing General Partner of each of
                                    the Van Kampen American Capital funds and other open-end
                                    investment companies and closed-end investment companies
                                    advised by the Adviser and its affiliates.
David Rees......................... Contributing Columnist and, prior to 1995, Senior Editor
1601 Country Club Drive             of Los Angeles Business Journal. A Director of Source
Glendale, CA 91208                  Capital, Inc., an investment company unaffiliated with
  Age: 72                           Van Kampen American Capital, a Director and the Second
                                    Vice President of International Institute of Los Angeles.
                                    A Trustee of each of the Van Kampen American Capital
                                    funds.
Jerome L. Robinson................. President of Robinson Technical Products Corporation, a
115 River Road                      manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                 and equipment. Director of Pacesetter Software, a
  Age: 73                           software programming company specializing in white collar
                                    productivity. Director of Panasia Bank. A Trustee of each
                                    of the Van Kampen American Capital funds.
Lawrence J. Sheehan*............... Of Counsel to and formerly Partner (from 1969 to 1994) of
1999 Avenue of the Stars            the law firm of O'Melveny & Myers, legal counsel to the
Suite 700                           Fund. Director, FPA Capital Fund, Inc.; FPA New Income
Los Angeles, CA 90067               Fund, Inc.; FPA Perennial Fund, Inc.; Source Capital,
  Age: 63                           Inc.; and TCW Convertible Security Fund, Inc., investment
                                    companies unaffiliated with Van Kampen American Capital.
                                    A Trustee of each of the Van Kampen American Capital
                                    funds.
Fernando Sisto..................... George M. Bond Chaired Professor and, prior to 1995, Dean
Stevens Institute                   of Graduate School and Chairman, Department of Mechanical
  of Technology                     Engineering, Stevens Institute of Technology. Director of
Castle Point Station                Dynalysis of Princeton, a firm engaged in engineering
Hoboken, NJ 07030                   research. A Trustee of each of the Van Kampen American
  Age: 71                           Capital funds and Chairman of the Van Kampen American
                                    Capital funds advised by the Adviser.
Wayne W. Whalen*................... Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive               & Flom, legal counsel to certain of the Van Kampen
Chicago, IL 60606                   American Capital funds. A Trustee of each of the Van
  Age: 56                           Kampen American Capital funds. He also is a Trustee of
                                    the Van Kampen Merritt Series Trust and closed-end
                                    investment companies advised by an affiliate of the
                                    Adviser.

                                                    PRINCIPAL OCCUPATIONS OR
       NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
----------------------------------- ---------------------------------------------------------
William S. Woodside................ Vice Chairman of the Board of LSG Sky Chefs, Inc., a
712 Fifth Avenue                    caterer of airline food. Formerly, Director of Primerica
40th Floor                          Corporation (currently known as The Traveler's Inc.).
New York, NY 10019                  Formerly, Director of James River Corporation, a producer
  Age: 73                           of paper products. Trustee, and former President of
                                    Whitney Museum of American Art. Formerly, Chairman of
                                    Institute for Educational Leadership, Inc., Board of
                                    Visitors, Graduate School of The City University of New
                                    York, Academy of Political Science. Trustee of Committee
                                    for Economic Development. Director of Public Education
                                    Fund Network, Fund for New York City Public Education.
                                    Trustee of Barnard College. Member of Dean's Council,
                                    Harvard School of Public Health. Member of Mental Health
                                    Task Force, Carter Center. A Trustee of each of the Van
                                    Kampen American Capital funds.

---------------
* Such Trustees are "interested persons" (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940). Mr. Powell is an interested person of the Adviser and the Fund by reason of his position with the Adviser. Mr. Sheehan and Mr. Whalen are interested persons of the Adviser and the Fund by reason of their firms having acted as legal counsel to the Adviser or an affiliate thereof.

     The Fund's Officers other than Messrs. McDonnell and Nyberg are located at 2800 Post Oak Blvd., Houston, TX 77056. Messrs. McDonnell and Nyberg are located at One Parkview Plaza, Oakbrook Terrace, IL 60181.

                                    OFFICERS


                                 POSITIONS AND                    PRINCIPAL OCCUPATIONS
      NAME AND AGE             OFFICES WITH FUND                   DURING PAST 5 YEARS
-------------------------  --------------------------  -------------------------------------------
Tanya M. Loden...........  Vice President and          Vice President and Controller of most of
  Age: 36                  Controller                  the investment companies advised by the
                                                       Adviser, formerly Tax Manager/Assistant
                                                       Controller.
Dennis J. McDonnell......  Vice President              President, Chief Operating Officer and a
  Age: 53                                              Director of the Adviser. Executive Vice
                                                       President and a Director of VK/AC Holding,
                                                       Inc. and VKAC.
Curtis W. Morell.........  Vice President and          Vice President and Treasurer of most of the
  Age: 49                  Treasurer                   investment companies advised by the
                                                       Adviser.
Ronald A. Nyberg.........  Vice President and          Executive Vice President, General Counsel
  Age: 42                  Secretary                   and Secretary of Van Kampen American
                                                       Capital. Executive Vice President, General
                                                       Counsel and a Director of the Distributor.
                                                       Executive Vice President and General
                                                       Counsel of the Adviser. Director of ICI
                                                       Mutual Insurance Co., a provider of
                                                       insurance to members of the Investment
                                                       Company Institute.
Robert C. Peck, Jr.......  Vice President              Executive Vice President and Director of
  Age: 49                                              the Adviser.
Ted Mundy................  Vice President              Vice President of the Adviser, formerly,
  Age: 35                                              Portfolio Manager, AMR Investment Services,
                                                       Inc.

                                 POSITIONS AND                    PRINCIPAL OCCUPATIONS
      NAME AND AGE             OFFICES WITH FUND                   DURING PAST 5 YEARS
-------------------------  --------------------------  -------------------------------------------
Paul R. Wolkenberg.......  Vice President              Executive Vice President of the Adviser.
  Age: 51                                              President, Chief Executive Officer and a
                                                       Director of Van Kampen American Capital
                                                       Trust Company and ACCESS.



     During the last fiscal year ended September 30, 1995, the Trustees who were not affiliated with the Adviser or its parent received as a group $14,456 in trustees' fees from the Fund in addition to certain out-of-pocket expenses. Such trustees also receive compensation for serving as trustees or directors of other investment companies advised by the Adviser as identified in the notes to the foregoing table. For legal services rendered during the last fiscal year the Fund paid legal fees of $10,871 to the law firm of O'Melveny & Myers of which Mr. Sheehan is Of Counsel. The firm also serves as legal counsel to other Van Kampen American Capital funds.

     Additional information regarding compensation paid by the Fund and the related mutual funds for which the Trustees serve as trustees is set forth below. The compensation shown for the Fund is for the most recent fiscal year and the total compensation shown for the Fund and other related mutual Funds is for the year ended December 31, 1994.


                             COMPENSATION TABLE(1)


                                                                    PENSION
                                                                      OR          TOTAL
                                                                  RETIREMENT   COMPENSATION
                                                                   BENEFITS        FROM
                                                                   ACCRUED      REGISTRANT
                                                                     AS             AND
                                                 AGGREGATE          PART           FUND
                                               COMPENSATION          OF          COMPLEX
                                                   FROM             FUND         PAID TO
                   NAME OF PERSON               REGISTRANT       EXPENSES(5)   TRUSTEES(6)
        ------------------------------------   ------------      -----------   -----------
        J. Miles Branagan...................     $1,630              -0-        $64,000
        Dr. Richard E. Caruso(3)............     $1,600(2)           -0-        $64,000
        Philip P. Gaughan...................        240              -0-            -0-
        Linda H. Heagy......................        140              -0-            -0-
        Dr. Roger Hilsman...................     $1,750              -0-        $66,000
        R. Craig Kennedy....................        310              -0-            -0-
        Donald C. Miller....................        310              -0-            -0-
        Jack E. Nelson......................        310              -0-            -0-
        David Rees..........................     $1,660              -0-        $64,000
        Jerome L. Robinson..................        310              -0-            -0-
        Lawrence J. Sheehan.................     $1,750              -0-        $67,000
        Dr. Fernando Sisto(3)...............     $1,930(2)           -0-        $82,000
        Wayne W. Whalen.....................        310              -0-            -0-
        William S. Woodside(4)..............     $1,630              -0-        $18,000


---------------


(1) Mr. Powell, a trustee of the Fund, is an affiliated person of the Adviser and is not eligible for compensation or retirement benefits from the Fund. Messrs. Gaughan, Kennedy, Miller, Nelson, Robinson and Whalen were elected as trustees of the Fund at a shareholders meeting held July 21, 1995. Ms. Heagy was appointed as a trustee of the Fund at a meeting of the Board of Trustees on September 7, 1995.



(2) Amount reflects deferred compensation of $1,600 and $1,050 for Messrs. Caruso and Sisto, respectively.



(3) Messrs. Caruso, Rees and Sisto have deferred compensation in the past. The cumulative deferred compensation accrued by the Fund as of December 31, 1994 is as follows: Caruso, $5,204; Sisto, $3,896.



(4) Prior to October 6, 1994, Mr. Woodside's compensation was paid by the Registrant's adviser. As a result, with respect to the fourth column, $36,000 was paid by the Adviser directly.



(5) The amounts in this column are the retirement benefits accrued during the Fund's fiscal year ended September 30, 1995.



(6) As of December 31, 1994, the Fund Complex consisted of 29 mutual funds advised by the Adviser which had the same members on each funds' Board of Trustees. The amounts shown in this column are accumulated from the Aggregate Compensation of each of these 29 mutual funds in the Fund Complex during the calendar year ended December 31, 1994. The Adviser also serves as investment adviser for other investment companies; however, with the exception of Mr. Powell, such investment companies do not have the same trustees as the Fund Complex.



     As of January 12, 1996, the trustees and officers as a group own less than 1% of the shares of the Fund.



     No officer or trustee of the Fund owns or would be able to acquire 5% or more of the common stock of VK/AC Holding, Inc.


     Beginning July 21, 1995, the Fund pays each trustee who is not affiliated with the Adviser, the Distributor or VKAC an annual retainer of $1,002 and a meeting fee of $29 per Board meeting plus expenses. No additional fees are paid for committee meetings or to the chairman of the board. In order to alleviate an additional expense that might be caused by the new compensation arrangement, the trustees have approved a reduction in the compensation per trustee and have agreed to an aggregate annual compensation cap with respect to the combined fund complex of $84,000 per trustee until December 31, 1996, based upon the net assets and the number of Van Kampen American Capital funds as of July 21, 1995 (except that Mr. Whalen, who is a trustee of 34 closed-end funds advised by an affiliate of the Adviser, would receive an additional $119,000 for serving as a trustee of such funds). In addition, the Adviser has agreed to reimburse the Fund through December 31, 1996 for any increase in the aggregate trustees' compensation paid by the Fund over their 1994 fiscal year aggregate compensation.

INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of its assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical, and financial information to formulate and implement the Fund's investment programs.

     The Adviser also furnishes the services of the Fund's President and such other executive and clerical personnel as are necessary to prepare the various reports and statements and conduct the Fund's day-to-day operations. The Fund, however, bears the cost of its accounting services, which include maintaining its financial books and records and calculating its net asset value. The costs of such accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allocated among the investment companies advised or subadvised by the Adviser. A portion of these amounts will be paid to the Adviser or its parent in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Fund. The services provided by the Adviser are at cost. The Fund also pays shareholder service agency fees, distribution fees, service fees, custodian fees, legal and auditing fees, the costs of reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted without bad faith, negligence or reckless disregard of its obligations.

     Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed at the annual rate of 0.60% of average daily net assets of the Fund.

     The Fund's average net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month. The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc. in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses incurred by such subsidiary of VK/AC Holding, Inc. in connection with obtaining such commissions, fees, brokerage or similar payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Fund's benefit and to advise the Trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc. to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.

     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year should exceed the most restrictive expense limitation applicable in the states where the Fund's shares are qualified for sale, the Adviser's monthly compensation will be reduced by the amount of such excess and that, if the amount of such excess exceeds the Adviser's monthly compensation, the Adviser will pay the Fund an amount sufficient to make up the deficiency, subject to readjustment during the Fund's fiscal year. Ordinary business expenses include the investment advisory fee and other operating costs paid by the Fund except (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement and (4) payments made by the Fund pursuant to the Distribution Plans. See "Distributor -- Distribution Plans." The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted in good faith without negligence or misconduct.

     Currently, the most restrictive applicable limitations are 2 1/2% of the first $30 million, 2% of the next $70 million, and 1 1/2% of the remaining average net assets.

     The Advisory Agreement has an initial term of two years and thereafter may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     During the fiscal years ended September 30, 1993, 1994 and 1995, the Adviser received $878,332, $2,302,231 and $1,874,427, respectively, in advisory fees from the Fund. For such periods, the Fund paid $64,216, $91,803 and $91,294, respectively, for accounting services. A substantial portion of these amounts was paid to the Adviser in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Fund.


DISTRIBUTOR


     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Underwriting Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through affiliated and unaffiliated dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and the cost and expense of supplemental sales literature, promotion and advertising. The Underwriting Agreement is renewable from year to year if approved (a) by the Fund's Trustees or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Underwriting Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Underwriting Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice. Advantage Capital Corporation was an affiliated dealer of the Distributor.



     During the fiscal years ended September 30, 1993, 1994 and 1995, total underwriting commissions on the sale of shares of the Fund were $1,900,503, $536,272 and $149,797, respectively. Of such totals, the amount retained by the Distributor was $171,990, $81,152 and $13,180, respectively. The remainder was reallowed to dealers. Of such dealer reallowances, $328,330, $64,575 and $18,783, respectively, was received by Advantage Capital Corporation, a former affiliate of the Fund.


DISTRIBUTION PLANS

     The Fund adopted a Class A distribution plan, a Class B distribution plan and a Class C distribution plan (the "Class A Plan," "Class B Plan" or "Class C Plan," respectively) to permit the Fund directly or indirectly to pay expenses associated with servicing shareholders and in the case of the Class B Plan and Class C Plan the distribution of its shares (the Class A Plan, the Class B Plan and the Class C Plan are sometimes referred to herein collectively as "Plans" and individually as a "Plan").

     The Trustees have authorized payments by the Fund under the Plans to reimburse the Distributor for its payments to certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, "Service Organizations") for administration, for servicing Fund shareholders who are also their clients and/or for distribution. Such payments are based on an annual percentage of the value of Fund shares held in shareholder accounts for which such Service Organizations are responsible. With respect to the Class A Plan, the Distributor intends to make payments thereunder only to compensate Service Organizations for personal service and/or the maintenance of shareholder accounts. With respect to the Class

B and Class C Plans, authorized payments by the Fund include payments at an annual rate of up to 0.25% of the net assets of the shares of the respective class to reimburse the Distributor for payments for personal service and/or the maintenance of shareholder accounts. With respect to the Class B Plan, authorized payments by the Fund also include payments at an annual rate of up to 0.75% of the net assets of the Class B shares to reimburse the Distributor for
(1) commissions and transaction fees of up to four percent of the purchase price of Class B shares purchased by the clients of broker-dealers and other Service Organizations, (2) out-of-pocket expenses of printing and distributing prospectuses and annual and semi-annual shareholder reports to other than existing shareholders, (3) out-of-pocket and overhead expenses for preparing, printing and distributing advertising material and sales literature, (4) expenses for promotional incentives to broker-dealers and financial and industry professionals, (5) advertising and promotion expenses, including conducting and organizing sales seminars, marketing support salaries and bonuses, and travel-related expenses, and (6) interest expense at the three-month LIBOR rate plus 1 1/2% compounded quarterly on the unreimbursed distribution expenses. With respect to the Class C Plan, authorized payments by the Fund also include payments at an annual rate of up to 0.75% of the net assets of the Class C shares to reimburse the Distributor for (1) upfront commissions and transaction fees of up to 0.75% of the purchase price of Class C shares purchased by the clients of broker-dealers and other Service Organizations and ongoing commissions and transaction fees paid to broker-dealers and other Service Organizations in an amount up to 0.75% of the average daily net assets of the Fund's Class C shares, (2) out-of-pocket expenses of printing and distributing prospectuses and annual and semi-annual shareholder reports to other than existing shareholders, (3) out-of-pocket and overhead expenses for preparing, printing and distributing advertising material and sales literature, (4) expenses for promotional incentives to broker-dealers and financial and industry professionals, (5) advertising and promotion expenses, including conducting and organizing sales seminars, marketing support salaries and bonuses, and travel-related expenses, and (6) interest expense at the three-month LIBOR rate plus 1 1/2% compounded quarterly on the unreimbursed distribution expenses. Such reimbursements are subject to the maximum sales charge limits specified by the NASD for asset-based charges.

     Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     As required by Rule 12b-1 under the 1940 Act, each Plan and the form of servicing agreements and selling group agreements were approved by the Trustees, including a majority of the Trustees who are not affiliated persons (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of any of the Plans or in any agreements related to each Plan ("Independent Trustees"). In approving each Plan in accordance with the requirements of Rule 12b-1, the directors determined that there is a reasonable likelihood that each Plan will benefit the Fund and its shareholders.

     Each Plan requires the Distributor to provide the Fund's Trustees at least quarterly with a written report of the amounts expended pursuant to each Plan and the purposes for which such expenditures were made. Unless sooner terminated in accordance with its terms, the Plans will continue in effect so long as such continuance is specifically approved at least annually by the Trustees, including a majority of Independent Trustees.

     Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund. Any change in any of the Plans that would materially increase the distribution or service expenses borne by the Fund requires shareholder approval, voting separately by class; otherwise, it may be amended by a majority of the Trustees, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting upon such amendment. So long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

     For the fiscal year ended September 30, 1995, the Fund's aggregate expenses under the Class A Plan were $174,329 or 0.24% of the Class A shares' average net assets. Such expenses were paid to reimburse the Distributor for payments made to Service Organizations for servicing Fund shareholders and for administering the Class A Plan. For the fiscal year ended September 30, 1995, the Fund's aggregate expenses under the Class B Plan were $2,088,101 or 1.00% of the Class B shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $1,566,076 for commissions and transaction fees paid to broker-dealers and other Service Organizations in respect of sales of Class B shares of the Fund and $522,025 for fees paid to Service Organizations for servicing Class B shareholders and for administering the Class B Plan. For the fiscal year ended September 30, 1995, the Fund's aggregate expenses under the Class C Plan were $314,349 or 1.00% of the Class C shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $235,762 for commissions and transaction fees paid to broker-dealers and other Service Organizations in respect of sales of Class C shares of the Fund and $78,587 for fees paid to Service Organizations for servicing Class C shareholders and for administering the Class C Plan.


TRANSFER AGENT


     During the fiscal year ended September 30, 1995, ACCESS, shareholder service agent and dividend disbursing agent for the Fund received fees aggregating $381,420. These services are provided at cost plus a profit.


PORTFOLIO TURNOVER

     The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. Securities which mature in one year or less at the time of acquisition are not included in this computation. The turnover rate may vary greatly from year to year as well as within a year. The turnover rate will fluctuate over time depending upon the Adviser's investment strategy and the higher volatility of the market for government securities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of the commissions, if any, paid on such transactions. It is the policy of the Adviser to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Fund may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the Adviser seeks the best security price at the most favorable commission rate. In selecting broker-dealers and in negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also provide research services to the Fund or the Adviser.

     Consistent with the Rules of Fair Practice of the NASD and subject to seeking best execution and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other Van Kampen American Capital mutual funds as a factor in the selection of firms to execute portfolio transactions for the Fund.

     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services, a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

     Pursuant to provisions of the investment advisory agreement, the Fund's Trustees have authorized the Adviser to cause the Fund to incur brokerage commissions in an amount higher than the lowest available rate in return for research services provided to the Adviser. The Adviser is of the opinion that the continued receipt of supplemental investment research services from dealers is essential to its provision of high quality portfolio management services to the Fund. The Adviser undertakes that such higher commissions will not be paid by the Fund unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws, and (c) in the opinion of the Adviser, the total commissions paid by the Fund are reasonable in relation to the expected benefits to the Fund over the long term. The investment advisory fee paid by the Fund under the investment advisory agreement is not reduced as a result of the Adviser's receipt of research services.

     The Adviser places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. In the opinion of the Adviser, the benefits from research services to each of the accounts (including the Fund) managed by the Adviser cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Adviser, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

     The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

     The Adviser's brokerage practices are monitored on a quarterly basis by the Brokerage Review Committee comprised of Fund Trustees who are not affiliated persons (as defined in the 1940 Act) of the Adviser.


     During the fiscal years ended September 30, 1994 and 1995, the Fund paid $5,502 and $38,381, respectively, in brokerage commissions.



     Prior to December 20, 1994, the Fund placed brokerage transactions with brokers that were considered affiliated persons of the Adviser's former parent, The Travelers Inc. Such affiliated persons included Smith Barney Inc. ("Smith Barney") and Robinson Humphrey, Inc. ("Robinson Humphrey"). Effective December 20, 1994, Smith Barney and Robinson Humphrey ceased to be affiliates of the Adviser. The negotiated commission paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.



     During the fiscal year ended September 30, 1993, 1994 and 1995, the Fund paid -0-, $2,750 and -0-, respectively, in brokerage commissions to Smith Barney. No commissions were paid to Robinson Humphrey during these periods.


DETERMINATION OF NET ASSET VALUE

     The net asset value per share is determined as of the close of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) on each business day on which the Exchange is open.

The Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The types of mortgage-related securities in which the Fund invests, as well as U.S. Government securities, are traded in the over-the-counter market and are valued at the last available bid price. Such valuations are based on quotations of one or more dealers that make markets in the securities as obtained from such dealers or from a pricing service. Options, futures contracts and options thereon, which are traded on exchanges, are valued at their last sale or settlement price as of the close of such exchanges or if no sales are reported, at the mean between the last reported bid and asked prices. Securities with a remaining maturity of 60 days or less are valued on an amortized cost basis, which approximates market value.

     Securities (as well as over-the-counter options) and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Fund. Such valuations and procedures are reviewed periodically by the Trustees.

     The assets belonging to the Class A shares, the Class B shares and the Class C shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class from the assets belonging to that class pursuant to an order issued by the Securities and Exchange Commission ("SEC").

PURCHASE AND REDEMPTION OF SHARES

     The following information supplements that set forth in the Fund's prospectus under the heading "Purchase of Shares."

PURCHASE OF SHARES

     Shares of the Fund are sold in a continuous offering and may be purchased on any business day through authorized dealers, including Advantage Capital Corporation.

ALTERNATIVE SALES ARRANGEMENTS

     The Fund issues three classes of shares: Class A shares are subject to an initial sales charge; Class B shares and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge. The three classes of shares each represent interests in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that Class B and Class C shares bear the expenses of the deferred sales arrangements, distribution fees, and any expenses (including higher transfer agency costs) resulting from such sales arrangements, and have exclusive voting rights with respect to the Rule 12b-1 distribution plan pursuant to which the distribution fee is paid.

     During special promotions, the entire sales charge on Class A shares may be reallowed to dealers, and at such times dealers may be deemed to be underwriters for purposes of the 1933 Act.

INVESTMENTS BY MAIL

     A shareholder investment account may be opened by completing the application included in the Prospectus and forwarding the application, through the designated dealer, to ACCESS, at P.O. Box 419319, Kansas City, Missouri 64141-6319. The account is opened only upon acceptance of the application by ACCESS. The minimum initial investment of $500 or more, in the form of a check payable to the Fund, must accompany the application. This minimum may be waived by the Distributor for plans involving continuing investments. Subsequent investments of $25 or more may be mailed directly to ACCESS. All such investments are made at the public offering price of Fund shares next computed following receipt of payment by ACCESS. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by ACCESS to the investor's dealer of record, unless another dealer is designated.

     In processing applications and investments, ACCESS acts as agent for the investor and for the dealer named thereon, and also as agent for the Distributor, in accordance with the terms of the Prospectus. If

ACCESS ceases to act as such, a successor company named by the Fund will act in the same capacities so long as the account remains open.

CUMULATIVE PURCHASE DISCOUNT

     The reduced sales charges reflected in the sales charge table as shown in the Prospectus under "Sales Charge Table" apply to purchases of Class A shares of the Fund where the aggregate investment is $100,000 or more. For purposes of determining eligibility for volume discounts, spouses and their minor children are treated as a single purchaser, as is a director or other fiduciary purchasing for a single fiduciary account. An aggregate investment includes all shares of the Fund and all shares of certain other participating Van Kampen American Capital mutual funds described in the Prospectus (the "Participating Funds"), which have been previously purchased and are still owned, plus the shares being purchased. The current offering price is used to determine the value of all such shares. If, for example, an investor has previously purchased and still holds shares of the Fund and shares of other Participating Funds having a current offering price of $40,000, and that person purchases $65,000 of additional Class A shares of the Fund, the charge applicable to the $65,000 purchase would be 3.75% of the offering price. The same reduction is applicable to purchases under a Letter of Intent as described in the next paragraph. THE DEALER MUST NOTIFY THE DISTRIBUTOR AT THE TIME AN ORDER IS PLACED FOR A PURCHASE WHICH WOULD QUALIFY FOR THE REDUCED CHARGE ON THE BASIS OF PREVIOUS PURCHASES. SIMILAR NOTIFICATION MUST BE MADE IN WRITING WHEN SUCH AN ORDER IS PLACED BY MAIL. The reduced sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge will also not be applied should a review of the records of the Distributor or ACCESS fail to confirm the investor's representations concerning his holdings.

LETTER OF INTENT


     Purchases of Class A shares of the Participating Funds described above under "Cumulative Purchase Discount," made pursuant to the Letter of Intent and still owned are also included in determining the applicable quantity discount. A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a 13-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal as if it were a single investment. Escrowed shares totaling five percent of the dollar amount of the Letter of Intent are held by ACCESS in the name of the shareholder. The effective date of a Letter of Intent may be back-dated up to 90 days in order that any investments made during this 90-day period, valued at the investor's cost, can become subject to the Letter of Intent. The Letter of Intent does not obligate the investor to purchase the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between sales charges otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the investor in shares of the Fund, the amount of excess sales charges, if any, paid during the 13-month period.


REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange is closed, including those holidays listed under "Determination of Net Asset Value." The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the New York Stock Exchange is closed for other than customary weekends or holidays; (b) trading on the New York Stock Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

CONTINGENT DEFERRED SALES CHARGE -- CLASS A

     For certain full service participant directed profit sharing and money purchase plans and qualified 401(k) retirement plans and for investments in the amount of $1,000,000 or more of Class A shares of the Fund

("Qualified Purchaser"), the front-end sales charge will be waived and a contingent deferred sales charge ("CDSC-Class A") of one percent is imposed in the event of certain redemptions within one year of the purchase. If a CDSC-Class A is imposed upon redemption, the amount of the CDSC-Class A will be equal to the lesser of one percent of the net asset value of the shares at the time of purchase, or one percent of the net asset value of the shares at the time of redemption.

     The CDSC-Class A will only be imposed if a Qualified Purchaser redeems an amount which causes the value of the account to fall below the total dollar amount of purchase payments made by the Qualified Purchaser without an initial sales charge during the one-year period prior to the redemption. The CDSC-Class A will be waived in connection with redemptions by certain Qualified Purchasers (e.g., retirement plans qualified under Section 401(a) of the Code and deferred compensation plans under Section 457 of the Code) required to obtain funds to pay distributions to beneficiaries pursuant to the terms of the plans. Such payments include, but are not limited to, death, disability, retirement, or separation from service. No CDSC-Class A will be imposed on exchanges between funds. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares held the longest are the first to be redeemed.


     Cumulative Purchase Discounts and Letters of Intent will apply to the net asset value privilege. Also, in order to establish an amount of $1,000,000 or more, a Qualified Purchaser may aggregate shares of Van Kampen American Capital Reserve Fund and Van Kampen American Capital Tax Free Money Fund with shares of certain other participating funds described as "Participating Funds" in the Prospectus.


     As described in the Prospectus under "Purchase of Shares," redemption of Class B and Class C shares will be subject to a contingent deferred sales charge.

WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC-CLASS B AND C")

     The CDSC-Class B and C may be waived on redemptions of Class B and Class C shares in the circumstances described below:

     (a) Redemption Upon Disability or Death

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of disability or death, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

     (b) Redemption in Connection with Certain Distributions from Retirement
Plans

     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge may be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more of Van Kampen American Capital funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other Retirement Plans not specifically described above.

     (c) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

     A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC-Class B and C will be waived on redemptions made under the Plan.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from such Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

     (d) Involuntary Redemptions of Shares in Accounts That Do Not Have the Required Minimum Balance

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

     (e) Reinvestment of Redemption Proceeds in Shares of the Same Fund Within 120 Days After Redemption

     A shareholder who has redeemed Class C shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C shares of the Fund, provided that the reinvestment is effected within 120 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

     (f) Redemption by Adviser

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

EXCHANGE PRIVILEGE

     The following supplements the discussion of "Shareholder
Services -- Exchange Privilege" in the prospectus:

     By use of the exchange privilege, the investor authorizes ACCESS to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by ACCESS to be genuine. VKAC and its subsidiaries, including ACCESS (collec-tively, "Van Kampen American Capital"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen American Capital nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Van Kampen American Capital and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.

     For purposes of determining the sales charge rate previously paid on Class A shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of his securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

     Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

     A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund.

CHECK WRITING PRIVILEGE

     To establish the check writing privilege for Class A shares, a shareholder must complete the appropriate section of the application and the Authorization for Redemption form and return both documents to ACCESS before checks will be issued. All signatures on the authorization card must be guaranteed if any of the signatures are persons not referenced in the account registration or if more than 30 days have elapsed since ACCESS established the account on its records. Moreover, if the shareholder is a corporation, partnership, trust, fiduciary, executor or administrator, the appropriate documents appointing authorized signers (corporate resolutions, partnerships or trust agreements) must accompany the authorization card. The documents must be certified in original form, and the certificates must be dated within 60 days of their receipt by ACCESS.

     The privilege does not carry over to accounts established through exchanges or transfers. It must be requested separately for each fund account.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

DIVIDENDS AND DISTRIBUTIONS

     The Fund declares dividends each business day on Class A shares, Class B shares and Class C shares and distributes monthly substantially all of its net investment income to shareholders of Class A, Class B and Class C shares. The daily dividends are a fixed amount determined for each class at least monthly. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the distribution fees and higher transfer agency fees applicable to the Class B and Class C shares. The total of the Class A, Class B and Class C dividend is expected not to exceed the net investment income of the Fund for the month. Net investment income for dividend purposes consists of interest earned less expenses of the Fund accrued for that dividend period. Any taxable net realized short-term or long-term capital gains will be distributed to shareholders at least annually. Dividends and distributions are automatically reinvested in shares of the Fund at the next determined net asset value without sales charge except that any shareholder may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Fund or received in cash.

     As described below under "Tax Treatment of Options and Futures Transactions," 60% of any gain or loss realized by the Fund from transactions in listed options, futures and options on futures generally constitutes long-term capital gains or losses and the balance constitutes short-term capital gains or losses.

     Dividends and distributions declared to shareholders of record after September 30th of any year and paid before February 1 of the following year, are considered taxable income to shareholders on the record date even if paid in the following January.

TAX STATUS OF THE FUND

     Through payment of all or substantially all of its taxable net investment income and net realized capital gains to shareholders and by meeting certain diversification of assets and other requirements of the Code, the Fund expects to qualify as a regulated investment company, under Subchapter M of the Code. This enables the Fund to be relieved from payment of income taxes on that portion of its taxable net investment income and net realized capital gains distributed to shareholders.

     If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income, including any net realized capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders).

     Dividends paid by the Fund from its net investment income, and distributions of the Fund's net realized short-term capital gains, are taxable to shareholders as ordinary income. Any distributions designated as being made from the Fund's net realized long-term capital gains are taxable to shareholders as long-term capital gains, regardless of the length of the period that a shareholder has held his shares. Not later than 60 days after the end of each fiscal year, the Fund will send to its shareholders a written notice required by the Code designating the amount of any distributions made during such year which are long-term capital gains distributions. Such notice may be included in the annual report to shareholders. A dividend or capital gains distribution received after the purchase of the Fund's shares reduces the net asset value of the shares by the amount of the dividend or distribution and will be subject to income taxes. A loss on the sale of shares held for less than six months attributable to a long-term capital gains distribution is treated as a long-term capital loss for federal income tax purposes.

     If for any fiscal year of the Fund, the amount of distributions paid or deemed paid for such year exceeds its net investment income plus net realized capital gains for such year, the amount of such excess is expected to be treated as a return of capital. In such case, distributions paid would be treated in part as a distribution of taxable income and in part as a return of capital. Shareholders would incur no current federal income tax on the portion of such distributions which are treated as a return of capital, but each shareholder's basis in the Fund's shares would be reduced by that amount. This reduction of basis would operate to increase the shareholder's capital gain (or decrease its capital loss) upon redemption of Fund shares.

     One of the requirements for qualification as a regulated investment company is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in utilizing certain option and futures trading strategies, including the extent to which it may write options on securities which have been held less than three months, write options which expire in less than three months, effect closing purchase transactions with respect to options which have been written less than three months prior to such transactions and effect closing transactions in futures contracts which have been open for less than three months. Another requirement for qualification is that at least 90% of the Fund's gross income in each fiscal year be derived from dividends, interest and gains from the sale or other disposition of securities.

     The Fund is subject to a four percent excise tax to the extent it fails to distribute to its shareholders at least 98% of its ordinary income for the twelve-months ended December 31, plus 98% of its capital gain net income for the twelve-months ended October 31 of such calendar year. The Fund intends to distribute sufficient amounts to avoid liability for the excise tax.

     If shares of the Fund are sold or exchanged within 90 days of acquisition, and shares of the same or a related mutual fund are acquired, to the extent the sales charge is reduced or waived on the subsequent acquisition, the sales charge may not be used to determine the basis in the disposed shares for purposes of determining gain or loss. To the extent the sales charge is not allowed in determining gain or loss on the initial shares, it is capitalized on the basis of the subsequent shares.

     Since none of the Fund's net investment income arises from dividends on common or preferred stock, none of its distributions are eligible for the 70% dividends received deduction for corporations.

     Dividends to shareholders who are non-resident aliens may be subject to a United States withholding tax at a rate of up to 30% under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty laws. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

     Dividends and capital gains distributions may also be subject to state and local taxes.

     Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

BACK-UP WITHHOLDING

     The Fund is required to withhold and remit to the United States Treasury 31% of (i) reportable taxable dividends and distributions and (ii) the proceeds of any redemptions of Fund shares with respect to any shareholder who is not exempt from withholding and who fails to furnish the Fund with a correct taxpayer identification number, who fails to report fully dividend or interest income, or who fails to certify to the Fund that he has provided a correct taxpayer identification number and that he is not subject to withholding. (An individual's taxpayer identification number is his social security number.) The 31% "back-up withholding tax" is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS

     The Code includes special rules applicable to listed options, futures contracts and options on futures contracts which the Fund may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by the Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by the Fund from transaction in over-the-counter options generally constitute short-term capital gains or losses. If over-the-counter call options written, or over-the-counter put options purchased, by the Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for over-the-counter puts or increased by the premium received for over-the-counter calls.

     A substantial portion of the Fund's transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one, but not all, of the positions are Section 1256 contracts is a "mixed straddle" under the Code if certain identification requirements are met.

     The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period and (iii) "short sale" rules which may terminate the holding period of securities owned by the Fund when offsetting positions are established and which may convert certain losses from short-term to long-term.

     The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections are also provided in the Code. No determination has been reached to make any of these elections.

FUND PERFORMANCE


     The Fund's average annual total return (computed in the manner described in the Prospectus) for Class A shares of the Fund for the one-year and the three-year periods ended September 30, 1995 was 5.66% and 3.29%, respectively. The average annual total return (computed in the manner described in the Prospectus) for Class B shares of the Fund for the one-year and the three-year periods ended September 30, 1995 was 6.14% and 3.31%, respectively. The average annual total return (computed in the manner described in the Prospectus) for Class C shares of the Fund for the one-year and the two-year and five and one-half month periods (the initial offering of Class C shares) ended September 30, 1995 was 9.14% and 2.92%, respectively. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.



     The Fund's annualized current yield for Class A shares, Class B shares and Class C shares of the Fund for the 30-day period ending September 30, 1995, was 5.12%, 4.60% and 4.60%, respectively. The yield for Class A shares, Class B shares and Class C shares is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.


     Yield and total return are computed separately for Class A, Class B and Class C shares.

     From time to time VKAC will announce the results of its monthly polls of U.S. investor intentions -- the Van Kampen American Capital Index of Investor Intentions and the Van Kampen American Capital Mutual Fund Index -- which polls measure how Americans plan to use their money.

     From time to time, in reports or other communications, or in advertising or sales materials, the Adviser may announce the results of actual tests performed by DALBAR Financial Securities, Inc., an independent research firm, as they relate to the level of services for mutual fund investors, and may refer to the Missouri Quality Award received by ACCESS, the Fund's transfer agent, in 1993. In addition, the Adviser may also refer to the Houston Awards for Quality received by Van Kampen American Capital in 1994.

     The Funds may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return. Such illustrations may be in the form of charts or graphs and will not be based on historical returns experienced by the Funds.

OTHER INFORMATION

CUSTODY OF ASSETS -- All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as Custodian.

SHAREHOLDER REPORTS -- Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

INDEPENDENT ACCOUNTANTS -- Price Waterhouse LLP, 1201 Louisiana, Houston, Texas 77002, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.

FINANCIAL STATEMENTS


     The attached financial statements in the form in which they appear in the Annual Report to Shareholders, including the related Report of Independent Accountants on the September 30, 1995 financial statements, are included in the Statement of Additional Information.



     The following information is not included in the Annual Report. This example assumes a purchase of Class A shares of the Fund aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of the Fund.



                                                                              SEPTEMBER 30,
                                                                                  1995
                                                                              -------------
    Net Asset Value per Class A Share                                             $8.38
    Class A Per Share Sales Charge -- 4.75% of offering price
      (4.99% of net asset value per share)                                         0.42
                                                                                 ------
    Class A Per Share Offering Price to the Public                                $8.80

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)     Description                 Coupon       Maturity       Market Value
--------------------------------------------------------------------------------
           UNITED STATES TREASURY
           OBLIGATIONS 78.5%
  $  7,500 Treasury Notes..........    5.875%             02/15/04 $  7,341,825
  **35,000 Treasury Notes..........    6.125              05/31/97   35,131,250
  **50,000 Treasury Notes..........    8.875              02/15/96   50,562,500
  **15,000 Treasury Notes..........    8.875              11/15/97   15,874,200
  **18,000 Treasury Notes..........    8.875              02/15/99   19,575,000
   **5,000 Treasury Notes..........    8.875              05/15/00    5,577,350
 **100,000 Treasury Notes..........    9.500              11/15/95  100,422,000
                                                                   ------------
           TOTAL UNITED STATES
           TREASURY OBLIGATIONS
           (Cost $234,784,922).....                                 234,484,125
                                                                   ------------
           UNITED STATES AGENCY AND
           GOVERNMENT
           OBLIGATIONS 13.3%
     4,950 Federal Home Loan
           Mortgage Corp., Pools...    8.000  04/01/25 to 06/01/25    5,059,842
    *5,000 Federal Home Loan
           Mortgage Corp., Forward,
           settling 10/95..........    8.000              12/31/23    5,110,950
     9,688 Federal National
           Mortgage Association,
           Pools...................    8.000              07/01/25    9,902,568
    19,066 Government National
           Mortgage Association,
           Pools...................    8.000  10/15/21 to 06/15/24   19,596,270
                                                                   ------------
           TOTAL UNITED STATES
           AGENCY AND GOVERNMENT
           OBLIGATIONS
           (Cost $38,323,678)......                                  39,669,630
                                                                   ------------
           COLLATERALIZED MORTGAGE
           OBLIGATIONS 11.7%
     4,681 Capstead Security Corp.,
           Series 93-2C............    9.752              08/25/23    4,802,719
    14,648 Federal National
           Mortgage Association....    6.325              03/25/09   14,693,915
     5,327 Prudential Home Mortgage
           Securities, Series
           93-23 A7................   10.000              06/25/08    5,571,219
    10,000 Salomon Brothers
           Mortgage Securities,
           Series
           93-5 A3.................    7.371              10/25/23    9,959,400
                                                                   ------------
           TOTAL COLLATERALIZED
           MORTGAGE OBLIGATIONS
           (Cost $36,187,204)......                                  35,027,253
                                                                   ------------
           REPURCHASE AGREEMENT 2.2%
     6,445 SBC Capital Markets,
           Inc., dated 09/29/95
           (Collateralized by U.S.
           Government obligations
           in a pooled cash
           account) repurchase
           proceeds $6,448,464
           (Cost $6,445,000).......    6.450              10/02/95    6,445,000
                                                                   ------------
 TOTAL INVESTMENTS (Cost $315,740,804) 105.7% ...................   315,626,008
 OTHER ASSETS AND LIABILITIES, NET (5.7%)........................   (17,128,390)
                                                                   ------------
 NET ASSETS 100%.................................................  $298,497,618
                                                                   ------------

* Non-income producing security.
** Securities with a market value of approximately $201.1 million were placed as collateral for forward commitments and futures contracts (see Note 1B).

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1995

--------------------------------------------------------------------------------

ASSETS
Investments, at market value (Cost $315,740,804).................  $315,626,008
Receivable for investments sold..................................    69,953,125
Interest receivable..............................................     6,130,163
Unrealized appreciation of forward commitments...................       170,868
Receivable for Fund shares sold..................................       146,124
Receivable from variation margin.................................       124,794
Other assets.....................................................         6,347
                                                                   ------------
 Total Assets....................................................   392,157,429
                                                                   ------------
LIABILITIES
Payable for investments purchased................................    89,998,804
Payable for Fund shares redeemed.................................     1,672,308
Dividends payable................................................     1,119,857
Due to Distributor...............................................       322,604
Due to Adviser...................................................       150,730
Unrealized depreciation of forward commitments...................       129,590
Due to shareholder service agent.................................        76,969
Deferred Trustees' compensation..................................         9,009
Accrued expenses.................................................       179,940
                                                                   ------------
 Total Liabilities...............................................    93,659,811
                                                                   ------------
NET ASSETS, equivalent to $8.38 per share for Class A, Class B, and Class C shares..............................................  $298,497,618
                                                                   ------------
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, at par; 8,375,850 Class A,
 23,892,475 Class B, and 3,349,413 Class C shares outstanding....  $    356,177
Capital surplus..................................................   342,400,461
Accumulated net realized loss on securities......................   (44,341,766)
Net unrealized appreciation (depreciation) of securities
 Investments.....................................................      (114,796)
 Forward commitments.............................................        41,278
 Futures contracts...............................................       120,650
Undistributed net investment income..............................        35,614
                                                                   ------------
NET ASSETS.......................................................  $298,497,618
                                                                   ------------

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                         Year Ended September 30, 1995

--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest..........................................................  $27,396,548
                                                                    -----------
EXPENSES
Management fees...................................................    1,874,427
Shareholder service agent's fees and expenses.....................      473,407
Accounting services...............................................       91,294
Service fees--Class A.............................................      174,329
Distribution and service fees--Class B............................    2,088,101
Distribution and service fees--Class C............................      314,349
Trustees' fees and expenses.......................................       16,856
Audit fees........................................................       44,400
Custodian fees....................................................        7,357
Legal fees........................................................       11,163
Reports to shareholders...........................................       33,740
Registration and filing fees......................................       84,764
Organization expenses.............................................        2,750
Miscellaneous.....................................................       13,903
                                                                    -----------
 Total expenses...................................................    5,230,840
                                                                    -----------
NET INVESTMENT INCOME.............................................   22,165,708
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES
Net realized gain (loss) on securities
 Investments......................................................  (21,883,269)
 Forward commitments..............................................    7,438,437
 Futures contracts................................................     (442,641)
Net unrealized appreciation of securities during the period
 Investments......................................................   20,376,635
 Forward commitments..............................................    2,598,580
 Futures contracts................................................      120,650
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES....................    8,208,392
                                                                    -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................  $30,374,100
                                                                    -----------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------

                                                      Year Ended September 30
                                                     --------------------------
                                                             1995          1994
--------------------------------------------------------------------------------
NET ASSETS, beginning of period....................  $339,482,495  $373,038,429
                                                     ------------  ------------
OPERATIONS
 Net investment income.............................    22,165,708    27,950,419
 Net realized loss on securities...................   (14,887,473)  (27,238,375)
 Net unrealized appreciation (depreciation) of se-
  curities during the period.......................    23,095,865   (18,866,958)
                                                     ------------  ------------
 Increase (decrease) in net assets resulting from
  operations.......................................    30,374,100   (18,154,914)
                                                     ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income
 Class A...........................................    (5,658,550)   (6,697,256)
 Class B...........................................   (14,806,014)  (17,450,058)
 Class C...........................................    (2,231,929)   (3,082,877)
                                                     ------------  ------------
                                                      (22,696,493)  (27,230,191)
                                                     ------------  ------------
 Excess of book-basis net realized gain on
 securities (see Note 1F)
 Class A...........................................       (44,467)     (813,341)
 Class B...........................................      (131,320)   (2,362,620)
 Class C...........................................       (20,769)     (426,336)
                                                     ------------  ------------
                                                         (196,556)   (3,602,297)
                                                     ------------  ------------
 Total distributions to shareholders...............   (22,893,049)  (30,832,488)
                                                     ------------  ------------
CAPITAL TRANSACTIONS
 Proceeds from shares sold
 Class A...........................................     8,966,043    27,679,417
 Class B...........................................    13,459,583    82,370,435
 Class C...........................................     4,514,085    27,429,633
                                                     ------------  ------------
                                                       26,939,711   137,479,485
                                                     ------------  ------------
 Proceeds from shares issued for distributions re-
  invested
 Class A...........................................     2,282,526     3,247,416
 Class B...........................................     5,967,976     8,823,558
 Class C...........................................     1,122,891     2,028,264
                                                     ------------  ------------
                                                        9,373,393    14,099,238
                                                     ------------  ------------
 Cost of shares redeemed
 Class A...........................................   (18,106,434)  (37,008,105)
 Class B...........................................   (50,895,128)  (75,285,723)
 Class C...........................................   (15,777,470)  (23,853,427)
                                                     ------------  ------------
                                                      (84,779,032) (136,147,255)
                                                     ------------  ------------
 Increase (decrease) in net assets resulting from
  capital transactions.............................   (48,465,928)   15,431,468
                                                     ------------  ------------
DECREASE IN NET ASSETS.............................   (40,984,877)  (33,555,934)
                                                     ------------  ------------
NET ASSETS, end of period (including undistributed
 net investment income of $35,614 and $606,758,
 respectively).....................................  $298,497,618  $339,482,495
                                                     ------------  ------------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                    Class A
                                      -------------------------------------
                                        Year Ended     October 6, 1992(/1/)
                                       September 30                 through
                                      ---------------         September 30,
                                               1994               1993(/2/)
                                       1995
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of peri-
 od.................................   $8.17    $9.26                 $9.43
                                      ------  -------                ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income..................     .72      .76                   .91
 Expenses...........................    (.09)    (.09)                 (.10)
                                      ------  -------                ------
Net investment income...............     .63      .67                   .81
Net realized and unrealized gains or
 losses on securities...............     .23  (1.0085)               (.1795)
                                      ------  -------                ------
Total from investment operations....     .86   (.3385)                .6305
                                      ------  -------                ------
LESS DISTRIBUTIONS FROM
 Net investment income..............   (.645)   (.674)               (.8005)
 Excess of book-basis net realized
  gains on securities...............   (.005)  (.0775)                   --
                                      ------  -------                ------
Total distributions.................    (.65)  (.7515)               (.8005)
                                      ------  -------                ------
Net asset value, end of period......   $8.38    $8.17                 $9.26
                                      ------  -------                ------
TOTAL RETURN (/3/)..................  10.97%   (3.82%)                8.07%(/4/)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of the period (mil-
 lions).............................   $70.2    $75.3                 $92.4
Average net assets (millions).......   $72.2    $86.5                 $50.9
Ratios to average net assets
 (annualized)(/5/)
 Expenses...........................   1.09%    1.07%                 1.07%
 Expenses, without expense reim-
  bursement.........................     N/A      N/A                 1.15%
 Net investment income..............   7.67%    7.89%                 8.71%
 Net investment income, without ex-
  pense reimbursement...............     N/A      N/A                 8.64%
Portfolio turnover rate.............    262%     122%                  281%

N/A Not applicable.
(1) Commencement of operations.
(2) Based on average month-end shares outstanding.
(3) Total return for periods of less than one full year are not annualized. Total return does not consider the effect of sales charges.
(4) Total return from November 2, 1992 (date the Fund's investment strategy was implemented) through September 30, 1993.
(5) See Note 2.

                                               See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                    Class B
                                      -------------------------------------
                                        Year Ended     October 6, 1992(/1/)
                                       September 30                 through
                                      ---------------         September 30,
                                               1994               1993(/2/)
                                       1995
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of peri-
 od.................................   $8.17    $9.26                 $9.43
                                      ------  -------                ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income..................     .72      .76                   .86
 Expenses...........................    (.15)    (.15)                 (.16)
                                      ------  -------                ------
Net investment income...............     .57      .61                   .70
Net realized and unrealized gains or
 losses on securities...............    .228  (1.0205)               (.1475)
                                      ------  -------                ------
Total from investment operations....    .798   (.4105)                .5525
                                      ------  -------                ------
LESS DISTRIBUTIONS FROM
 Net investment income..............   (.583)   (.602)               (.7225)
 Excess of book-basis net realized
  gains on securities...............   (.005)  (.0775)                  --
                                      ------  -------                ------
Total distributions.................   (.588)  (.6795)               (.7225)
                                      ------  -------                ------
Net asset value, end of period......   $8.38    $8.17                 $9.26
                                      ------  -------                ------
TOTAL RETURN (/3/)..................  10.14%   (4.61%)                7.24%(/4/)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of the period (mil-
 lions).............................  $200.2   $226.7                $242.8
Average net assets (millions).......  $208.8   $252.4                $108.6
Ratios to average net assets
 (annualized)(/5/)
 Expenses...........................   1.85%    1.82%                 1.81%
 Expenses, without expense reim-
  bursement.........................     N/A      N/A                 1.89%
 Net investment income..............   6.92%    7.11%                 7.70%
 Net investment income, without ex-
  pense reimbursement...............     N/A      N/A                 7.62%
Portfolio turnover rate.............    262%     122%                  281%

N/A not applicable
(1) Commencement of operations.
(2) Based on average month-end shares outstanding.
(3) Total return for periods of less than one full year are not annualized. Total return does not consider the effect of sales charges.
(4) Total return from November 2, 1992 (date the Fund's investment strategy was implemented) through September 30, 1993.
(5) See Note 2.

                                               See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                       Class C
                                          ------------------------------------
                                            Year Ended
                                           September 30    April 12, 1993(/1/)
                                          ---------------    through September
                                            1995     1994        30, 1993(/2/)
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.....  $8.17    $9.25                $9.41
                                          ------  -------               ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income.......................    .72      .79                  .41
 Expenses................................   (.15)    (.16)                (.08)
                                          ------  -------               ------
Net investment income....................    .57      .63                  .33
Net realized and unrealized gains or
 losses on securities....................   .228  (1.0305)              (.1561)
                                          ------  -------               ------
Total from investment operations.........   .798   (.4005)               .1739
                                          ------  -------               ------
LESS DISTRIBUTIONS FROM
 Net investment income...................  (.583)   (.602)              (.3339)
 Excess of book-basis net realized gains
  on securities..........................  (.005)  (.0775)                 --
                                          ------  -------               ------
Total distributions......................  (.588)  (.6795)              (.3339)
                                          ------  -------               ------
Net asset value, end of period...........  $8.38    $8.17                $9.25
                                          ------  -------               ------
TOTAL RETURN (/3/)....................... 10.14%   (4.51%)               2.10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions).....  $28.1    $37.5                $37.8
Average net assets (millions)............  $31.4    $44.8                $19.2
Ratios to average net assets
 (annualized)(/4/)
 Expenses................................  1.85%    1.82%                1.76%
 Expenses, without expense reimbursement.    N/A      N/A                1.83%
 Net investment income...................  6.94%    7.08%                7.26%
 Net investment income, without expense
  reimbursement..........................    N/A      N/A                7.18%
Portfolio turnover rate..................   262%     122%                 281%

N/A not applicable
(1) Commencement of operations.
(2) Based on average month-end shares outstanding.
(3) Total return for periods of less than one full year are not annualized. Total return does not consider the effect of sales charges.
(4) See Note 2.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital U.S. Government Trust for Income (the "Fund", for-merly American Capital U.S. Government Trust for Income) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end man-agement investment company. The following is a summary of significant account-ing policies consistently followed by the Fund in the preparation of its financial statements.

A. INVESTMENT VALUATIONS-All debt securities are valued at the last reported bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.
  Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term invest-ments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time, until maturity, the investments are valued at amortized cost.

B. FUTURES CONTRACTS AND FORWARD COMMITMENTS-Transactions in futures contracts and forward commitments are utilized in strategies to manage the market risk of the Fund's investments. The purchase of a futures contract or forward commit-ment increases the impact on net asset value of changes in the market price of investments. Forward commitments have a risk of loss due to nonperformance of counterparties. There is also a risk that the market movement of such instru-ments may not be in the direction forecasted. Note 3--Investment Activity con-tains additional information.
  Futures Contracts--Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. A portion of these funds is held as collateral in an account in the name of the broker, the Fund's agent in acquir-ing the futures position. During the period the futures contract is open, changes in the value of the contract ("variation margin") are recognized by marking the contract to market on a daily basis. As unrealized gains or losses are incurred, variation margin payments are received from or made to the bro-ker. Upon the closing or cash settlement of a contract, gains or losses are re-alized. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.
  Forward Commitments--The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transac-tions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or secu-rities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a

-------------------------------------------------------------------------------
security traded under a forward purchase commitment, the commitment is re-corded as a long-term purchase. For forward purchase and sale commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. During the commitment, the Fund may either resell or repurchase the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In addition, the Fund may occasionally close such forward commitments prior to delivery. Gains and losses are real-ized upon the closing or cash settlement of forward commitments.

C. REPURCHASE AGREEMENTS-A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may in-vest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is re-quired to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. FEDERAL INCOME TAXES-No provision for federal income taxes is required be-cause the Fund has elected to be taxed as a "regulated investment company" un-der the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized capital gains on investments to its shareholders. It is anticipated that no distributions of capital gains will be made until tax basis capital loss carryforwards expire or are offset by net realized capital gains.
  The net realized capital loss carryforward of approximately $35.8 million for federal income tax purposes at the end of the period may be utilized to offset future capital gains until expiration in 2003. Additionally, approxi-mately $8.4 million of post October losses are being deferred for tax purposes to the 1996 fiscal year.

E. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-Investment transac-tions are accounted for on the trade date. Realized gains and losses on in-vestments are determined on the basis of identified cost. Interest income is accrued daily.

F. DIVIDENDS AND DISTRIBUTIONS-Dividends and distributions to shareholders are recorded on the record date. The Fund distributes tax basis earnings in accor-dance with the

-------------------------------------------------------------------------------
minimum distribution requirements of the Internal Revenue Code which may dif-fer from generally accepted accounting principles. Such dividends or distribu-tions may exceed financial statement earnings.

G. DEBT DISCOUNT AND PREMIUM-For financial reporting purposes, discounts or premiums are accounted for on the same basis as is used for federal income tax reporting. Accordingly, original issue discounts on debt securities purchased are amortized over the life of a security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

H. ORGANIZATION COSTS-Organization expenses of approximately $15,000 were de-ferred and are being amortized over a five year period ending September, 1997.

NOTE 2--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Adviser serves as investment manager of the Fund. Management fees are paid monthly, based on the average daily net assets of the Fund at an annual rate of .60%. From time to time, the Adviser may voluntarily elect to reimburse a portion of the Fund's expenses. Such reimbursement may be discontinued at any time without prior notice.
  Accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allo-cated among investment companies advised by the Adviser. For the period, these charges included $10,518 as the Fund's share of the employee costs attribut-able to the Fund's accounting officers. A portion of the accounting services expense was paid to the Adviser in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Fund. The services provided by the Adviser are at cost.
  ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the Fund's shareholder service agent. These services are provided at cost plus a profit. For the period, the fees for these services aggregated $381,420.
  The Fund has been advised that Van Kampen American Capital Distributors, Inc. (the "Distributor") and Advantage Capital Corp. (the "Retail Dealer"), both affiliates of the Adviser, received $13,180 and $18,783, respectively, as their portion of the commissions charged on sales of Fund shares during the period.
  Under the Distribution Plans, each class of shares pays up to .25% per annum of its average net assets to reimburse the Distributor for expenses and serv-ice fees incurred. Class B and Class C shares pay an additional distribution fee of up to .75% per annum of their average net assets to reimburse the Dis-tributor for its distribution expenses. Actual distribution expenses incurred by the Distributor for Class B and Class C shares may exceed the amounts

-------------------------------------------------------------------------------
reimbursed to the Distributor by the Fund. At the end of the period, the unreimbursed expenses incurred by the Distributor under the Class B and Class
C plans aggregated approximately $11.5 million and $696,000, respectively, and may be carried forward and reimbursed through either the collection of the contingent deferred sales charges from share redemptions or, subject to the annual renewal of the plans, future Fund reimbursements of distribution fees.
  Legal fees of $10,871 were for services rendered by O'Melveny & Myers, coun-sel for the Fund. Lawrence J. Sheehan, of counsel to that firm, is a trustee of the Fund.
  Certain officers and trustees of the Fund are officers and trustees of the Adviser, the Distributor, the Retail Dealer and the shareholder service agent.

NOTE 3--INVESTMENT ACTIVITY
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments and forward purchase commitments, were $760,420,981 and $836,150,690, respectively.
  For federal income tax purposes, the identified cost of investments owned at the end of the period was the same for federal income tax and financial re-porting purposes. Gross unrealized depreciation of investments aggregated $2,939,588 and gross unrealized appreciation aggregated $2,824,792.

  At the end of the period, the Fund held the following forward purchase com-mitments for which delivery was not intended:

 Par
 Amount                                                Unrealized     Unrealized
 (000)            Security            Market Value   Appreciation (Depreciation)
--------------------------------------------------------------------------------
         Federal Home Loan Mtg
         Corp.
 $25,000  7.50%, settlement 12/95..    $ 25,097,750    $ 43,062     $      --
         Federal National Mtg
         Assoc.
  15,000  7.00%, settlement 12/95 .      14,758,650      53,962            --
  15,000  7.50%, settlement 12/95..      15,045,750      27,000            --
  30,000  7.50%, settlement 10/95..      30,178,200          --       (68,675)
         Government National Mtg
         Assoc.  7.00%, settlement
  25,000 12/95.....................      24,644,500      46,844            --
  25,000  7.50%, settlement 10/95..      25,242,250          --        (3,844)
         United States Treasury
         Notes
  27,000  6.125%, settlement 10/95.      27,141,210          --       (57,071)
                                       ------------    --------     ---------
                                       $162,108,310    $170,868     $(129,590)
                                       ------------    --------     ---------

-------------------------------------------------------------------------------

  At the end of the period, the Fund held the following long U.S. Treasury Notes futures contracts expiring in December, 1995.

                                                             Market   Unrealized
Contracts                                                     Value Appreciation
--------------------------------------------------------------------------------
185 (Five year)........................................ $19,864,375     $ 21,656
80 (Ten year)..........................................   8,820,000       98,994
                                                        -----------     --------
                                                        $28,684,375     $120,650
                                                        -----------     --------

NOTE 4--TRUSTEE COMPENSATION
Trustees who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $1,002 plus a fee of $29 per day for Board meetings at-tended. During the period, such fees aggregated $14,456.
  The trustees may participate in a voluntary Deferred Compensation Plan (the "Plan"). The Plan is not funded, and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. Each trustee covered by the Plan elects to be credited with an earnings component on amounts deferred equal to the income earned by the Fund on its short-term investments or equal to the total return of the Fund.

NOTE 5--CAPITAL
The Fund offers three classes of shares at their respective net asset values per share, plus a sales charge which is imposed either at the time of purchase (the Class A shares) or at the time of redemption on a contingent deferred ba-sis (the Class B and Class C shares). All classes of shares have the same rights, except that Class B and Class C shares bear the cost of distribution fees and certain other class specific expenses. Realized and unrealized gains or losses, investment income and expenses (other than class specific expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Class B and Class C shares automatically convert to Class A shares six years and ten years after purchase, respectively, sub-ject to certain conditions.

-------------------------------------------------------------------------------
  The Fund has an unlimited number of shares of $.01 par value beneficial in-terest authorized. Transactions in shares of beneficial interest were as fol-lows:

                                                       Year Ended September 30
                                                       ------------------------
                                                              1995         1994
--------------------------------------------------------------------------------
Shares sold
 Class A..............................................   1,088,787    3,145,165
 Class B..............................................   1,628,971    9,201,638
 Class C..............................................     550,021    3,059,847
                                                       -----------  -----------
                                                         3,267,779   15,406,650
                                                       -----------  -----------
Shares issued for distributions reinvested
 Class A..............................................     277,298      373,042
 Class B..............................................     725,355    1,013,538
 Class C..............................................     136,641      233,058
                                                       -----------  -----------
                                                         1,139,294    1,619,638
                                                       -----------  -----------
Shares redeemed
 Class A..............................................  (2,204,895)  (4,290,195)
 Class B..............................................  (6,211,959)  (8,702,305)
 Class C..............................................  (1,929,164)  (2,781,050)
                                                       -----------  -----------
                                                       (10,346,018) (15,773,550)
                                                       -----------  -----------
Increase (decrease) in shares outstanding.............  (5,938,945)   1,252,738
                                                       -----------  -----------

NOTE 6--FUND REORGANIZATION
On July 21, 1995, the shareholders approved the reorganization of the Fund to a Delaware Business Trust and the election of fourteen trustees. On August 5, 1995, the reorganization became effective.

                       REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST FOR INCOME

In our opinion, the accompanying statement of assets and liabilities, includ-ing the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital U.S. Government Trust for Income at September 30, 1995, and the results of its op-erations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted ac-counting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these fi-nancial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assur-ance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting princi-ples used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmation from brokers were not received, provide a rea-sonable basis for the opinion expressed above.

/s/ PRICE WATERHOUSE LLP

Houston, Texas
November 7, 1995

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements


Included in Part B:



Portfolio of Investments
  September 30, 1995
Statement of Assets and Liabilities
  September 30, 1995
Statement of Operations
  Year ended September 30, 1995
Statement of Changes in Net Assets
  Year ended September 30, 1995
  Year ended September 30, 1994
Financial Highlights
Notes to Financial Statements
Report of Independent Accountants


     (b) Exhibits


         1.1         -- First Amended and Restated Agreement and Declaration of Trust.
         1.2         -- Certificate of Amendment.
         1.3         -- Certificate of Designation.
         2           -- Amended and Restated Bylaws.
         3           -- Inapplicable.
         4.1         -- Specimen Class A Share Certificate.
         4.2         -- Specimen Class B Share Certificate.
         4.3         -- Specimen Class C Share Certificate.
         5           -- Investment Advisory Agreement.
         6.1         -- Underwriting Agreement.
         6.2         -- Form of Selling Group Agreement incorporated herein by reference
                        (Exhibit 6.2 to Form N-1A of Registrant, Registration No. 33-49358,
                        Pre-Effective Amendment No. 2, filed on September 28, 1992).
         6.3         -- Form of Selling Agreement for bank affiliated broker/dealers and banks incorporated herein by reference (Exhibit 6.3 to Form N-1A of
                        Registrant, Registration No. 33-49358, Pre-Effective Amendment No. 2,
                        filed on September 28, 1992).
         7           -- Inapplicable.
         8.1         -- Custodian Contract dated December 2, 1993 incorporated herein by reference (Exhibit 8 to Form N-1A of Van Kampen American Capital
                        Global Managed Assets Fund, Registration No. 33-74024, Pre-Effective
                        Amendment No. 2, filed on May 6, 1994).
         8.2         -- Transfer Agency and Service Agreement.
         9           -- Data Access Services Agreement dated December 2, 1993 incorporated herein by reference (Exhibit 9.2 to Form N-1A of Van Kampen American
                        Capital Utilities Income Fund, Registration No. 33-68452,
                        Post-Effective Amendment No. 1, filed on May 19, 1994).
        10           -- Opinion of Counsel.
        11.1         -- Consent of Independent Accountants.

        11.2         -- Consent of Trustees incorporated herein by reference (Exhibit 11.2 to
                        Form N-1A of Registrant, Registration No. 33-49358, Post-Effective
                        Amendment No. 5, filed on July 24, 1995).
        12           -- Inapplicable.
        13           -- Investment Letter incorporated herein by reference (Exhibit 13 to
                        Form N-1A of Registrant, Registration No. 33-49358, Pre-Effective
                        Amendment No. 2, filed on September 28, 1992).
        14.1         -- Individual Retirement Account Brochure with Application incorporated herein by reference (Exhibit 14.2 to Form N-1A of Van Kampen American
                        Capital Reserve Fund, Registration No. 2-50870, Post-Effective
                        Amendment No. 31, filed on September 24, 1993).
        14.2         -- 403(b)(7) Custodial Account incorporated herein by reference (Exhibit
                        14.2 to Form N-1A of Van Kampen American Capital Reserve Fund,
                        Registration No. 2-50870, Post-Effective Amendment No. 30, filed on
                        September 24, 1992).
        14.3         -- ORP 403(b)(7) Custodial Account incorporated herein by reference
                        (Exhibit 14.3 to Form N-1A of Van Kampen American Capital Reserve
                        Fund, Registration No. 2-50870, Post-Effective Amendment No. 30,
                        filed on September 24, 1992).
        14.4         -- Retirement Plans for the Small Business-Forms Package and Plan
                        Documents incorporated herein by reference (Exhibit 14.9 to Form N-1A of Van Kampen American Capital Emerging Growth Fund, Post-Effective
                        Amendment No. 44, Registration No. 2-33214 filed on December 21,
                        1990).
        14.5         -- Prototype Profit Sharing/Money Purchase Plan and Trust incorporated herein by reference (Exhibit 14.5 to Form N-1A of Van Kampen American
                        Capital Growth and Income Fund, Registration No. 2-21657,
                        Post-Effective Amendment No. 61, filed on March 26, 1991).
        14.6         -- Prototype 401(k) Plan and Trust incorporated herein by reference
                        (Exhibit 14.6 to Form N-1A of Van Kampen American Capital Growth and
                        Income Fund, Registration No. 2-21657, Post-Effective Amendment No.
                        61, filed on March 26, 1991).
        14.7         -- Salary Reduction Simplified Employee Pension Plan incorporated herein by reference (Exhibit 14.7 to Form N-1A of Van Kampen American
                        Capital World Portfolio Series Trust, Registration No. 33-37879,
                        Post-Effective Amendment No. 9, filed on September 24, 1993).
        14.8         -- Simplified Employee Pension Plan Brochure with Application incorporated herein by reference (Exhibit 14.8 to Form N-1A of Van
                        Kampen American Capital Growth and Income Fund, Registration No.
                        2-21657, Post-Effective Amendment No. 69, filed on March 24, 1994).
        15.1         -- Class A Shares Distribution Plan.
        15.2         -- Class B Shares Distribution Plan.
        15.3         -- Class C Shares Distribution Plan.
        15.4         -- Form of Servicing Agreement incorporated herein by reference (Exhibit
                        15.4 to Form N-1A of Registrant, Registration No. 33-49358,
                        Post-Effective Amendment No. 5, filed on July 24, 1995).
        15.5         -- Form of Servicing Agreement for banks and bank affiliated broker/dealers incorporated herein by reference (Exhibit 15.5 to Form
                        N-1A of Registrant, Registration No. 33-49358, Post-Effective
                        Amendment No. 5, filed on July 24, 1995).

        16           -- Computation Measure for Performance Information.
        17.1         -- List of Certain Investment Companies in response to Item 29(a).
        17.2         -- List of Officers and Directors of Van Kampen American Capital
                        Distributors, Inc. in response to Item 29(b).
        18           -- Multiple Class Plan incorporated herein by reference (Exhibit 18 to
                        Form N-1A of Registrant, Registration No. 33-49358, Post-Effective
                        Amendment No. 5, filed on July 24, 1995).
        19.1         -- Powers-of-Attorney for J. Miles Branagan, Roger Hilsman, Don G.
                        Powell, David Rees, Lawrence J. Sheehan and Fernando Sisto and
                        William Woodside incorporated herein by reference (Exhibit 19.1 to
                        Form N-1A of Registrant, Registration No. 33-49358, Post-Effective
                        Amendment No. 5, filed on July 24, 1995).
        19.2         -- Powers-of-Attorney for Philip P. Gaughan, R. Craig Kennedy, Donald C.
                        Miller, Jack E. Nelson, Jerome L. Robinson and Wayne W. Whalen.
        27           -- Financial Data Schedules.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


                             AS OF JANUARY 12, 1996



                                 (1)                                       (2)
                                                                     NUMBER OF RECORD
                           TITLE OF CLASS                                HOLDERS
        -----------------------------------------------------        ----------------
        Shares of Beneficial Interest, $0.01 par value                2,390 (Class A)
                                                                      7,548 (Class B)
                                                                      1,126 (Class C)


ITEM 27. INDEMNIFICATION.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust.

     Article 8; Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officer or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "Investment Advisory Services" in the Prospectus and "Trustees and Executive Officers" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 29. PRINCIPAL UNDERWRITERS.

     (a) The sole principal underwriter is Van Kampen American Capital Distributors, Inc., which acts as principal underwriter for certain investment companies and unit investment trusts set forth in Exhibit 17.1 incorporated by reference herein.

     (b) Van Kampen American Capital Distributors, Inc. is an affiliated person of an affiliated person of Registrant and is the only principal underwriter for Registrant. The name, principal business address and positions and offices with Van Kampen American Capital Distributors, Inc. of each of the directors and officers thereof are set forth in Exhibit 17.2. Except as disclosed under the heading, "Trustees and Executive Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.

     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

     Unless otherwise stated below, the books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of:

          Fund Treasurer
        Mutual Fund Accounting
        2800 Post Oak Boulevard
        Houston, Texas 77056

 RULE                                      LOCATION OF REQUIRED RECORDS
------                      -----------------------------------------------------------
31a-1 (b)(1)(2)(i)(ii)..    State Street Bank and Trust Company
      (iii),(3)(7)(8)(9)    225 Franklin Street
      (10)(12)              Boston, Massachusetts 02110

      (b)(2)(iv)            ACCESS Investor Services, Inc.
                            7501 Tiffany Springs Parkway
                            Kansas City, Missouri 64153

      (b)(4)                Van Kampen American Capital Asset Management, Inc.
                            2800 Post Oak Boulevard
                            Houston, Texas 77084

ITEM 31. MANAGEMENT SERVICES.

     There are no management related services contracts not discussed in Part A or Part B.

ITEM 32. UNDERTAKINGS.

     Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

     Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Houston, and State of Texas, on the 26th day of January, 1996.

                                          VAN KAMPEN AMERICAN CAPITAL
                                          U.S. GOVERNMENT TRUST FOR INCOME


                                          By:     /s/  RONALD A. NYBERG


                                            ------------------------------------

                                              Ronald A. Nyberg, Vice President



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on January 26, 1996:


Principal Executive Officer:


           /s/  *DON G. POWELL                  President and Trustee
--------------------------------------------
              Don G. Powell

Principal Financial Officer and Accounting
Officer:

          /s/  CURTIS W. MORELL                 Vice President and Treasurer
--------------------------------------------
             Curtis W. Morell

Trustees:

         /s/  *J. MILES BRANAGAN                Trustee
--------------------------------------------
            J. Miles Branagan

         /s/  **PHILIP P. GAUGHAN               Trustee
--------------------------------------------
            Philip P. Gaughan

                                                Trustee
--------------------------------------------
              Linda H. Heagy

           /s/  *ROGER HILSMAN                  Trustee
--------------------------------------------
              Roger Hilsman

         /s/  **R. CRAIG KENNEDY                Trustee
--------------------------------------------
             R. Craig Kennedy

         /s/  **DONALD C. MILLER                Trustee
--------------------------------------------
             Donald C. Miller

          /s/  **JACK E. NELSON                 Trustee
--------------------------------------------
              Jack E. Nelson

             /s/  *DAVID REES                   Trustee
--------------------------------------------
                David Rees

        /s/  **JEROME L. ROBINSON               Trustee
--------------------------------------------
            Jerome L. Robinson

        /s/  *LAWRENCE J. SHEEHAN               Trustee
--------------------------------------------
           Lawrence J. Sheehan

           /s/  *FERNANDO SISTO                 Trustee
--------------------------------------------
              Fernando Sisto

          /s/  **WAYNE W. WHALEN                Trustee
--------------------------------------------
             Wayne W. Whalen

        /s/  *WILLIAM S. WOODSIDE               Trustee
--------------------------------------------
           William S. Woodside



                                              /s/  RONALD A. NYBERG

                                            ------------------------------

                                                   Ronald A. Nyberg

                                                   Attorney-in-Fact

 * Signed pursuant to a Power-of-Attorney as previously filed.


** Signed pursuant to a Power-of-Attorney as filed herewith.

          VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST FOR INCOME

                         INDEX TO EXHIBITS TO FORM N-1A
                             REGISTRATION STATEMENT

       EXHIBIT
         NO.                                  DESCRIPTION OF EXHIBIT
       -------                                ----------------------
         1.1         -- First Amended and Restated Agreement and Declaration of Trust.
         1.2         -- Certificate of Amendment.
         1.3         -- Certificate of Designation.
         2           -- Amended and Restated Bylaws.
         4.1         -- Specimen Class A Share Certificate.
         4.2         -- Specimen Class B Share Certificate.
         4.3         -- Specimen Class C Share Certificate.
         5           -- Investment Advisory Agreement.
         6.1         -- Underwriting Agreement.
         8.2         -- Transfer Agency and Service Agreement.
        10           -- Opinion of Counsel.
        11.1         -- Consent of Independent Accountants.
        15.1         -- Class A Shares Distribution Plan.
        15.2         -- Class B Shares Distribution Plan.
        15.3         -- Class C Shares Distribution Plan.
        16           -- Computation Measure for Performance Information.
        17.1         -- List of Certain Investment Companies in response to Item 29(a).
        17.2         -- List of Officers and Directors of Van Kampen American Capital
                        Distributors, Inc. in response to Item 29(b).
        19.2         -- Powers-of-Attorney for Philip P. Gaughan, R. Craig Kennedy, Donald C.
                        Miller, Jack E. Nelson, Jerome L. Robinson and Wayne W. Whalen.
        27           -- Financial Data Schedules.